SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

         Filed by the registrant |X|
         Filed by a party other than the registrant |_|
         Check the appropriate box:
         |_| Preliminary proxy statement
         |X| Definitive proxy statement
         |_| Definitive additional materials
         |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FLAGSHIP TAX EXEMPT FUNDS TRUST

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               (Name of Registrant as Specified in Its Charter)
                                      N/A
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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  No fee required.
         |_|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
         |_|  $500 per each party to the controversy pursuant to
              Exchange Act Rule 14a-6(i)(3).
         |_|  Fee computed on table below per Exchange Act Rules
              14a-(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
                                      N/A
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         (2)  Aggregate number of securities to which transactions applies:
                                      N/A
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                      N/A

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         (4)  Proposed maximum aggregate value of transaction:
                                      N/A
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         (5)  Total fee paid::
                                      N/A
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         |_| Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:
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         (2)  Form, schedule or registration statement no.:
                                      N/A
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         (3)  Filing party:
                                      N/A
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         (4)  Date filed:
                                      N/A
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                             [Flagship Letterhead]

November 6, 1996

Dear Flagship Tax Exempt Funds Trust Shareholder:

As recently announced, Flagship Resources Inc. plans to merge with The John Nuveen Company. The merger with Nuveen will help Flagship serve a broader set of investors' needs, providing a range of investment products and services for conservative investors and the financial advisers who serve them.

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed, facilitating the integration of the Flagship and Nuveen mutual fund families.

THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS YOU WILL VOTE ON ARE IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF FLAGSHIP AND NUVEEN SHOULD LEAD TO THE FOLLOWING BENEFITS:

       |_| Lower operating costs from expanded distribution
       |_| Access to a wider range of investment products
       |_| Greater choices in the method for purchasing shares

The enclosed proxy statement describes the proposals relating to your fund in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Bruce Paul Bedford

Bruce P. Bedford
Chairman of the Board



                      FLAGSHIP TAX EXEMPT FUNDS TRUST

                  FLAGSHIP ALABAMA DOUBLE TAX EXEMPT FUND
                  FLAGSHIP COLORADO DOUBLE TAX EXEMPT FUND
                FLAGSHIP CONNECTICUT DOUBLE TAX EXEMPT FUND
               FLAGSHIP FLORIDA INTERMEDIATE TAX EXEMPT FUND
                  FLAGSHIP GEORGIA DOUBLE TAX EXEMPT FUND
                   FLAGSHIP KANSAS TRIPLE TAX EXEMPT FUND
             FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND
                  FLAGSHIP KENTUCKY TRIPLE TAX EXEMPT FUND
                 FLAGSHIP LOUISIANA DOUBLE TAX EXEMPT FUND
                  FLAGSHIP MISSOURI DOUBLE TAX EXEMPT FUND
              FLAGSHIP NEW JERSEY INTERMEDIATE TAX EXEMPT FUND
                 FLAGSHIP NEW MEXICO DOUBLE TAX EXEMPT FUND
               FLAGSHIP NORTH CAROLINA DOUBLE TAX EXEMPT FUND
               FLAGSHIP SOUTH CAROLINA DOUBLE TAX EXEMPT FUND
                 FLAGSHIP TENNESSEE DOUBLE TAX EXEMPT FUND
                 FLAGSHIP WISCONSIN DOUBLE TAX EXEMPT FUND
                   FLAGSHIP ALL-AMERICAN TAX EXEMPT FUND
                   FLAGSHIP INTERMEDIATE TAX EXEMPT FUND
                   FLAGSHIP LIMITED TERM TAX EXEMPT FUND

                              One Dayton Centre
                            One South Main Street
                              Dayton, Ohio 45402

                  Notice of Special Meeting of Shareholders
                              December 12, 1996

         A Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund"), each of which is a series of the Flagship Tax Exempt Funds Trust (the "Flagship Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois on Thursday, December 12, 1996 at 10:00 a.m., (Central Time) for the following purposes:

         1. To approve new investment advisory agreements with Nuveen Advisory Corp. to take effect upon the acquisition of Flagship Financial Inc. by The John Nuveen Company.

         2. To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to reorganize each of the Funds as a new series ("New Fund") of a newly created investment company.

         3. To approve certain changes to the Trust's investment objective and fundamental policies and investment restrictions, each of which will be voted on separately.

         4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri and North Carolina Funds.

         5.       To approve a new Rule 12b-1 Plan with John Nuveen &
                  Co. Incorporated.

         6. To approve an amendment to the Declaration of Trust to permit the election of one additional Trustee.

         7.       To elect eight (8) Trustees to the Board of Trustees.

         8. To transact such other business as may properly come before the Meeting.

         Shareholders of record at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting.

Michael D. Kalbfleisch
Secretary

November 6, 1996




                      FLAGSHIP TAX EXEMPT FUNDS TRUST

                              PROXY STATEMENT

                   FOR A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON DECEMBER 12, 1996

                               INTRODUCTION

         This proxy statement is solicited by the Board of Trustees (the "Board") of the Flagship Trust for voting at the special meeting of shareholders of each Fund named below to be held at 10:00 a.m. (Cental
Time) on Thursday, December 12, 1996, in the 31st floor conference room of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about November 6, 1996.

         Each share of the Flagship Trust is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.


         Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for the Fund and FOR Proposals 1, 2, 3(A) - 3(P), 4, 5 and 6. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

         Proposal 7 (election of trustees) requires a plurality vote of the shares of the Flagship Trust. This means that the eight nominees receiving the largest number of votes will be elected. Proposals 1, 3(A) - 3(P), 4 and 5 require the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Proposals 2 and 6 require a majority vote of the shares outstanding of each Fund.

         On Proposal 7, the shareholders of the Funds will vote in the aggregate and not by Fund. On Proposals 1, 2, 3(A) - 3(P), 4 and 6 each Fund will vote separately, as applicable. On Proposal 5, the Class A and Class C shares of each Fund will vote separately as a class.

         The Declaration of Trust of the Flagship Trust provides that the presence at a shareholder meeting in person or by proxy of at least a majority of the shares of the Flagship Trust constitutes a quorum. Thus, the meeting for the Flagship Trust could not take place on its scheduled date if less than a majority of the shares of the Flagship Trust were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Flagship Trust is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting for the Flagship Trust to permit further soliciting of proxies from shareholders of the Flagship Trust. Any such adjournment will require the affirmative vote of a majority of the shares of the Flagship Trust (or series) present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Flagship Trust's shareholders.

         The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of all the Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each of the Funds shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint Meeting and moves for an adjournment of such Fund's Meeting to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

         In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposal 7, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Proposals 1, 2, 3(A) - 3(P), 4, 5 and 6 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Proposal. Proxies solicited and signed in accordance with voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

         THE BOARD OF TRUSTEES OF THE FLAGSHIP TRUST RECOMMENDS THAT YOU VOTE FOR ON ALL PROPOSALS.

         The shareholders of each Fund are being asked to vote upon twenty-two Proposals. FOR EACH FUND, APPROVAL OF EACH OF PROPOSALS 2, 3(A)
- 3(P), 4, 5, 6 AND 7 IS CONDITIONAL UPON THE APPROVAL OF PROPOSAL 1.

         The Board of the Flagship Trust has fixed the close of business on October 18, 1996 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:



                                                              CLASS A             CLASS C           TOTAL FUND
FUND                                                          SHARES              SHARES              SHARES
----                                                          -------             -------            ---------

Flagship Alabama Double Tax Exempt Fund                       361,587.013             N/A            361,587.013
Flagship Colorado Double Tax Exempt Fund                    3,155,585.826             N/A          3,155,585.826
Flagship Connecticut Double Tax Exempt Fund                19,902,915.619        676,832.131      20,579,747.750
Flagship Florida Intermediate Tax Exempt Fund                 523,971.782        296,102.363         820,074.145
Flagship Georgia Double Tax Exempt Fund                    10,502,027.377        951,616.654      11,453,644.031
Flagship Kansas Triple Tax Exempt Fund                      9,678,662.942             N/A          9,678,662.942
Flagship Kentucky Limited Term Municipal Bond Fund            695,669.989        158,859.438         854,529.427
Flagship Kentucky Triple Tax Exempt Fund                   38,437,778.185      2,109,098.374      40,546,876.559
Flagship Louisiana Double Tax Exempt Fund                   6,816,029.107        525,595.577       7,341,624.684
Flagship Missouri Double Tax Exempt Fund                   19,925,692.517        621,896.954      20,547,589.471
Flagship New Jersey Intermediate Tax Exempt Fund              734,184.920             N/A            734,184.920
Flagship New Mexico Double Tax Exempt Fund                  5,130,586.573             N/A          5,130,586.573
Flagship North Carolina Double Tax Exempt Fund             18,263,945.042        652,029.027      18,915,974.069
Flagship South Carolina Double Tax Exempt Fund              1,190,626.032             N/A          1,190,626.032
Flagship Tennessee Double Tax Exempt Fund                  23,228,274.303      1,452,099.963      24,680,374.266
Flagship Wisconsin Double Tax Exempt Fund                   1,353,604.204             N/A          1,353,604.204
Flagship All-American Tax Exempt Fund                      19,884,188.208      4,682,778.296      24,566,966.504
Flagship Intermediate Tax Exempt Fund                       4,459,740.471        175,592.660       4,635,333.131
Flagship Limited Term Tax Exempt Fund                      43,695,705.732      1,816,518.701      45,512,224.433



DESCRIPTION OF THE TRANSACTIONS

         The Meeting is being called to consider approval of new advisory agreements and a proposed restructuring of the Funds in connection with the sale of Flagship Resources Inc. ("Flagship") to The John Nuveen Company, the parent company of Nuveen and Nuveen Advisory Corp. ("Nuveen Advisory"). An Agreement and Plan of Merger dated as of July 16, 1996, pursuant to which Flagship and its subsidiaries, Flagship Financial Inc. (the "Adviser") and Flagship Funds Inc. (the "Distributor") will be acquired by The John Nuveen Company (the "Acquisition") has been executed by the parties thereto. In consideration for the Acquisition, shareholders of Flagship will receive, in the aggregate, $18 million in cash plus shares of The John Nuveen Company valued at $45 million (plus or minus certain adjustments based on the total assets under management as of the closing date), plus up to $20 million of additional contingent merger consideration based on the cumulative performance of the combined municipal bond mutual fund business, commencing January 1, 1997 and concluding December 31, 2000 (the "Contingent Payment Period"). Specifically, the additional contingent consideration will be paid (i) if the municipal bond mutual fund business and managed account business achieves 15% annual growth in assets under management over the Contingent Payment Period, (ii) if operating margins and pricing for such business over such period remains at least as favorable to Flagship and The John Nuveen Company as current operating margins and pricing, and (iii) if certain aggregate cost savings are achieved in such business over such period. Subsequent to the Acquisition, The John Nuveen Company will consider reorganizations or consolidations of the businesses and operations of Flagship.

         The Acquisition transaction is expected to close on or prior to December 31, 1996 and is subject to various conditions, including the receipt of shareholder approval by funds for which the Adviser provides investment advisory services that represent at least 92.5% of the assets of all such funds of new investment advisory agreements with Nuveen Advisory and the receipt of the approval of the boards of such funds of distribution agreements with Nuveen. In addition, the Acquisition is conditioned upon investment advisory clients (other than the funds), which represent at least 92.5% of the assets for which any Flagship company provides investment advisory services, consenting to the assignment of their contracts. Bruce P. Bedford and Richard P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that upon consummation of the Acquisition, Mr. Bedford shall serve as Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis shall serve as a Vice President of Nuveen, Director of the Broker Dealer Group of Nuveen and General Manager of Nuveen's Dayton operations. In addition both Mr. Bedford and Mr. Davis will serve on Nuveen's management committee. In the view of the Board and the Adviser, there should be no material changes in the portfolio management and investment operations of the Funds after the transaction, although investment operations will be consolidated with those of Nuveen. Other than as described herein, the investment objectives and fundamental policies of the Funds are not expected to change.

         Consummation of the Acquisition would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment advisory agreement with the Adviser. As required by the 1940 Act, each current investment advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new investment advisory agreement between each Fund and Nuveen Advisory is being proposed for approval by shareholders of each Fund. In addition, a number of other proposals are being submitted to shareholders, the net effect of which is to assimilate the Funds into the Nuveen family of mutual funds ("Fund Restructuring"). In order to effect the Fund Restructuring, the Board is seeking shareholder approval of the Proposals set forth in the accompanying Notice of Special Meeting of Shareholders.

         The transactions contemplated by the Acquisition were presented to the Board of Trustees of the Flagship Trust for consideration at a number of Board meetings. The Board, including a majority of the Trustees who are not interested persons voted to approve the transactions contemplated by the Acquisition. The independent trustees retained their own counsel to assist them in evaluating the transaction and the various proposals. The Board of Trustees concluded unanimously that each of the Proposals set forth in this proxy statement is in the best interests of the Flagship Trust and each Fund.

         During its review and deliberations, the Board of Trustees evaluated the potential benefits, detriments and costs to each Fund and its shareholders of the proposed Acquisition. The Board received information regarding the new advisory agreement and 12b-1 plan that would be entered into by each Fund, including a comparison of the proposed fee structure and expense ratios with the existing structure and ratios. The Board received information from Nuveen Advisory and Nuveen regarding their management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Nuveen made presentations and were available for questions at the meetings. The Board conducted additional due diligence meetings with Nuveen personnel at their offices.

         The Board considered the qualifications and capabilities of Nuveen Advisory to serve as investment adviser for the Funds. In this regard, the Board noted the fact that Nuveen Advisory has been in operation since 1976 and has extensive experience managing municipal bond investment companies, with approximately $32 billion in assets under management. In addition, Nuveen Advisory is a part of a larger organization that provides investment advice to or credit surveillance for a larger number of registered investment companies, including open-end funds, exchange-traded funds, and unit investment trusts. Total assets under management or credit surveillance by Nuveen and its affiliates is in excess of $45 billion.

         In evaluating the Acquisition, including the new advisory agreement with Nuveen Advisory, the Board determined that Fund shareholders would likely benefit from affiliation with the Nuveen organization for several reasons, including the greater financial strength of the sponsoring entity, access to enhanced credit research from a research department that is the largest in the investment banking industry devoted exclusively to tax-exempt securities, and Nuveen's larger technological infrastructure. In addition, the Board considered that Bruce P. Bedford and Richard P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that Mr. Bedford shall serve as an Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis shall serve as Vice President of Nuveen, Director of Broker-Dealer Group of Nuveen and General Manager of Nuveen's Dayton operations. In addition, both Mr. Bedford and Mr. Davis will serve on Nuveen's Management Committee. The Board also considered the fact that potential benefits from the larger Nuveen organization were being obtained, with the expected retention of the current portfolio managers for the Funds as members of the Nuveen organization. The Board considered the similarities and differences between the current investment objectives and policies of the Funds and the proposed investment objectives and policies as described in Proposals 3(A)
- 3(P) and 4. Similarly, the benefits will be obtained with no significant changes in the portfolio management and operations of the Funds. Moreover, Fund shareholders would gain access to a broader array of investments products through the Fund's exchange privilege. In addition, the Board had extensive discussions with representatives of Nuveen regarding continuity of management functions and the level and quality of services affecting the Funds and considered the representation by Nuveen of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Funds after the Acquisition.

         In evaluating the transactions contemplated by the Acquisition, the Board also considered the qualifications and capabilities of Nuveen to serve as principal underwriter for the Funds and, with respect to certain classes of Fund shares, to receive Rule 12b-1 payments. In this regard, the Board noted the fact that Nuveen has been in operation since 1898 and serves as the principal underwriter for open-end funds with assets in excess of $6 billion and has served as co-managing underwriter for approximately $25 billion of exchange-traded funds. The Board determined that Fund shareholders would likely benefit from the proposed change in distribution in that Nuveen brings a national sales organization and multi-channel distribution system to the Funds, which should result in greater distribution, with resulting administrative and operating efficiencies to the Funds from asset growth. The independent Trustees also considered the proposed continuing role of senior Flagship personnel in distribution of the Fund. In addition, following the Acquisition the Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of greater choices in the method for purchasing shares and should enhance the distribution capabilities of the Funds with the attendant potential for growth and administrative and operating efficiencies. The Board noted the costs associated with sponsoring classes of shares that require the financing of distribution expenses, which costs would be effectively borne by Nuveen.

         Specifically with regard to fees and expenses, the Board considered the current fee and expense structure, historical expense ratios, expense limitations and voluntary reimbursements as compared to the fee and expense structure proposed. The Board also reviewed the proposed fees as compared to those of comparable funds. The Board determined that the proposed agreements were beneficial and in the best interests of the Funds in that the contractual rates for investment advisory fees, Rule 12b-1 service and Rule 12b-1 distribution fees were within the range of rates for comparable funds and in addition, the aggregate would be lower than the current fee structure for each current class of each Fund's shares, except the Limited Term Tax Exempt Fund Class C shares which would have the same aggregate fee structure. Furthermore, the Board specifically considered the proposed increase in the investment advisory fee for the state funds (other than the Kentucky Limited Term Fund) from an annual rate of .50% of average daily net assets to a graduated rate that starts at .55% of average daily net assets and is reduced for higher asset levels as described below and the proposed increase in the investment advisory fee for the Kentucky Limited Term Fund from an annual rate of .30% of average daily net assets for assets up to $500 million and .25% of average daily net assets in excess of $500 million to a graduated fee rate that starts at
 .45% of average daily net assets and is reduced for higher asset levels as described below. In addition, the Board specifically considered the proposed increase in the investment advisory fee for the Limited Term Tax Exempt Fund from an annual rate of .30% of average daily net assets for assets up to $500 million and .25% of average daily net assets in excess of $500 million to a graduated fee rate that starts at .45% of average daily net assets and is reduced for higher asset levels as described below. In evaluating the new advisory agreement for each Fund, the Board considered the nature and quality of services to be provided; the performance of funds managed by Nuveen Advisory with other comparable funds; the proposed investment advisory fee and expense ratios for the Fund and for comparable investment companies, including those currently advised by Nuveen Advisory and the anticipated profitability to Nuveen Advisory from managing the Fund. The Board also considered the written undertaking by Nuveen Advisory that there are no projected decreases in dividends to shareholders or aggregate increases in net expense ratios for each of the Funds for the period beginning on the consummation of the Acquisition through each of the Fund's current fiscal year end and the further representation by Nuveen Advisory of their intention to continue the policy followed by the Adviser with regard to the Funds to waive fees or reimburse expenses to the extent necessary to maintain a competitive distribution rate.

         The Board considered the agreement between Flagship and The John Nuveen Company pursuant to which The John Nuveen Company and Flagship would share equally all the costs and expenses of preparing printing and mailing the proxy statements and other solicitation materials related to the required approvals by the shareholders.

         The Adviser and Nuveen Advisory have assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the Adviser or Nuveen Advisory. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Adviser and Nuveen Advisory are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Acquisition. Nuveen has agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Acquisition, and will indemnify the shareholders and the independent
Trustees of the Flagship Trust for any losses from imposition of an unfair burden.

         Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all its disinterested trustees of the Flagship Trust, unanimously determined that the transactions contemplated by the Acquisition, including the new advisory agreement and the new 12b-1 Plan and related agreements for the Funds, are advisable and in the best interests of each Fund and their shareholders, and recommended the approval of each of the following Proposals by the shareholders at the Meeting.



                                 PROPOSAL 1
             APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         New Advisory Agreement. Upon the Acquisition of Flagship, as described above, the investment advisory agreement for each of the Funds will immediately terminate by operation of law. In order for the Funds to receive advisory services from Nuveen Advisory, shareholders must approve a new investment advisory agreement (the "New Advisory Agreement"). The Board, including the independent Trustees, unanimously approved the New Advisory Agreement between the Flagship Trust and Nuveen Advisory on behalf of each Fund, subject to approval by the shareholders of each Fund and the consummation of the Acquisition. The following discussion is qualified in its entirety by reference to the forms of the New Advisory Agreement attached hereto as Exhibit A-1 or A-2, respectively.

         Existing Advisory Agreement. Flagship Financial Inc. acts as investment adviser to the Flagship Trust and each Fund pursuant to a separate Investment Advisory Agreement with each Fund. The Adviser's administrative obligations include: (i) assisting in supervising all aspects of the Flagship Trust's operations; (ii) providing the Flagship Trust, at the Adviser's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration; and (iii) providing the Flagship Trust, at the Adviser's expense, with adequate office space and related services.

         As compensation for the services rendered by the Adviser under the Advisory Agreements dated March 8, 1985, with respect to the All-American series; November 21, 1985, with respect to the Georgia and North Carolina series; February 2, 1987, with respect to the Colorado, Connecticut, Kentucky and Missouri series; July 20, 1987 with respect to the Louisiana and Tennessee series; June 15, 1990, with respect to the Kansas series; May 15, 1992, with respect to the Intermediate, New Jersey Intermediate and New Mexico series; June 15, 1992, with respect to the Alabama, Florida Intermediate and South Carolina series; and February 4, 1994 with respect to the Wisconsin series; the Adviser is paid a fee, computed daily and payable monthly with respect to each series on a separate basis, at an annual rate of .50% of the average daily net assets of such series. As compensation for the services rendered by the Adviser under the Advisory Agreement dated July 20, 1987, with respect to the Limited Term series, and April 21, 1995, with respect to the Kentucky Limited Term Municipal Bond Fund, the Adviser is paid a fee, computed daily and payable monthly at an annual rate of .30% of the average daily net assets up to $500 million plus
 .25% of the average daily net assets in excess of $500 million.

         The Advisory Agreements were last submitted for approval by shareholders on November 3, 1989, with respect to the All-American series; November 11, 1988, with respect to the Limited Term, Tennessee and Missouri series; October 13, 1987, with respect to the Colorado, Connecticut and Kentucky series; January 30, 1987 with respect to the Georgia and North Carolina series; October 26, 1990 with respect to the Louisiana series, May 15, 1992, with respect to the Alabama, Florida Intermediate, New Jersey Intermediate, New Mexico, South Carolina and the Intermediate series by Flagship as sole shareholder; September 3, 1992 with respect to the Kansas series; February 4, 1994 with respect to the Wisconsin series by Flagship as sole shareholder; and April 21, 1995 with respect to the Kentucky Limited series by Flagship as sole shareholder. The Advisory Agreements for all series were last approved by the Board of Trustees on August 23, 1996.

         Each Advisory Agreement will terminate automatically upon its assignment and its continuance must be approved annually by the Board or a majority of the particular Fund's outstanding voting shares and in either case, by a majority of the Board's disinterested trustees. Each Advisory Agreement is terminable at any time without penalty by the trustees or by a vote of a majority of the particular Fund's outstanding voting shares on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Flagship Trust.

         The Adviser has advanced all organization expenses of the Flagship Trust and each Fund, which include printing of documents, fees and disbursements of the Flagship Trust's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act, and state securities laws, as well as the initial fees of the Flagship Trust's custodian and transfer agent. For Funds which are still reimbursing the Adviser for advancement of fees, such fees aggregated approximately $83,600 for the Colorado series, $69,000 for the Limited Term series, $83,600 for the Missouri series, $72,000 for the Louisiana series, $42,800 for the Kansas series, $32,200 for the New Jersey Intermediate series, $51,700 for the New Mexico series, $35,700 for the Intermediate series, $35,400 for the South Carolina series, $27,400 for the Florida Intermediate series, $60,800 for the Alabama series, $98,000 for the Wisconsin series and $29,400 for the Kentucky Limited Term series.

         The expenses are being reimbursed to the Adviser by uniform pro rata deductions from the net asset value of each Fund accrued daily and paid monthly over the five-year period which commenced June 1, 1991, with respect to the Louisiana and Missouri series and June 1, 1993, with respect to the Colorado, Kansas and New Mexico series. For the Alabama, Florida, Intermediate, Kentucky Limited Term, New Jersey Intermediate, South Carolina and Wisconsin Series, reimbursement commenced on June 1, 1996, and will be paid pro rata over a three-year period.

         The Adviser has agreed that in the event the operating expenses of the series (including fees paid to the Adviser and payments to Flagship Funds Inc. but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the related Advisory Agreement is in effect exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess.

COMPARISON OF THE NEW ADVISORY AGREEMENT AND THE EXISTING ADVISORY AGREEMENTS

         Advisory Services. The Existing Advisory Agreements are discussed above. The New Advisory Agreement provides that Nuveen Advisory will provide the same types of services and will act as investment advisor for and manage the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also will administer the Funds' business affairs, and provide office facilities and equipment and certain clerical, bookkeeping and administrative services. For the services and facilities furnished by Nuveen Advisory, each state specific Fund (except the Kentucky Limited Term Municipal Bond Fund) would pay an annual management fee as follows:

AVERAGE DAILY NET ASSET VALUE               MANAGEMENT FEE

For the first $125 million                    .5500 of 1%
For the next $125 million                     .5375 of 1%
For the next $250 million                     .5250 of 1%
For the next $500 million                     .5125 of 1%
For the next $1 billion                       .5000 of 1%
For assets over $2 billion                    .4750 of 1%



         For the services and facilities furnished by Nuveen Advisory, each national Fund (except the Limited Term Tax Exempt Fund) would pay an annual management fee as follows:


AVERAGE DAILY NET ASSET VALUE               MANAGEMENT FEE

For the first $125 million                    .5000 of 1%
For the next $125 million                     .4875 of 1%
For the next $250 million                     .4750 of 1%
For the next $500 million                     .4625 of 1%
For the next $1 billion                       .4500 of 1%
For assets over $2 billion                    .4250 of 1%


         For the services and facilities furnished by Nuveen Advisory, the Kentucky Limited Term Municipal Bond and Limited Term Tax Exempt Funds would pay annual fees as follows:

AVERAGE DAILY NET ASSET VALUE   MANAGEMENT FEE

For the first $125 million            .4500 of 1%
For the next $125 million             .4375 of 1%
For the next $250 million             .4250 of 1%
For the next $500 million             .4125 of 1%
For the next $1 billion               .4000 of 1%
For assets over $2 billion            .3750 of 1%

         The new investment advisory agreement will be dated as of the date of the consummation of the Flagship Acquisition. The Flagship Acquisition is currently expected to close on or about December 31, 1996 (although it may occur earlier). The new investment advisory agreement will be in effect for an initial term of up to two years, and may continue thereafter from year to year if it is continued at least annually by a vote of "a majority of the outstanding voting securities" of such Fund, as defined in the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The management fee structure under the new investment advisory agreements being considered for approval in this proxy statement and described above will not be implemented for administrative reasons until February 1, 1997 and provided further that implementation of the new management fee structure is contingent upon the implementation of the decrease in the Rule 12b-1 fees as described in Proposal 5. Therefore, until the date of the implementation of the new management fee structure as described above, the Funds will continue to pay management fees at the rates provided for in the existing advisory agreements. If the transactions contemplated by the Acquisition are approved, the New Funds into which the Funds will be reorganized will have the same form of advisory agreement as is being approved in this proxy statement.

         As noted below under Proposal 5, it is also proposed that each Fund's Rule 12b-1 Plan be amended to authorize the compensation of John Nuveen & Co. Incorporated, as distributor of the Class A, Class B and Class C shares of the Fund pursuant to a Distribution Agreement dated as of the consummation of the Acquisition. Such compensation will be in the form of service and distribution fees on the three classes of shares of the Fund. The distribution fee primarily reimburses John Nuveen & Co. Incorporated for providing compensation to authorized dealers, including John Nuveen & Co. Incorporated, either at the time of sale or on an ongoing basis. The service fee payable to John Nuveen & Co. Incorporated is used to compensate authorized dealers, including John Nuveen & Co. Incorporated, in connection with the provision of ongoing account services to shareholders. See Proposal 5. The current distribution plan only authorizes the Fund to reimburse any underwriter, distributor or selling agent for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund.

         The table below shows the current fee arrangements applicable to and expense ratio of each Fund and illustrates the pro forma effect that the New Advisory Agreement and the new 12b-1 fees would have had on fees payable by, and expense ratio of, each Fund had such Agreement and 12b-1 Plans been in effect during the Fund's last fiscal year. Although, there is no assurance that the Funds actual expenses after the Acquisition will be equal to or less than those shown or the current actual expenses of the Funds, Nuveen Advisory has represented in writing that there are no projected aggregate increases in net expense ratios for the Funds and it is expected that such ratios will be the same or lower than such Fund's aggregate current net expense ratios for the period beginning on the Acquisition through the end of each Fund's current fiscal year end; actual expenses of the Funds after the Acquisition will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of the Adviser.


                                                 FEE TABLE


                     FISCAL YEAR        FISCAL YEAR     FISCAL YEAR
                     AVERAGE NET        AVEAGE NET      AVERAGE NET
                     ASSETS AS OF      ASSETS AS OF    ASSETS AS OF
                       5/31/96           5/31/96         5/31/96          CURRENT     CURRENT    PRO FORMA    PRO FORMA
FUND                   CLASS A           CLASS C           FUND          MGMT FEE $   MGMT FEE % MGMT FEE %   MGMT FEE $ *

Alabama                2,527,123               N/A       2,527,123        12,670        0.50         0.55         13,937
Colorado              34,526,436               N/A      34,526,436       173,105        0.50         0.55        190,416
Connecticut          204,529,169        6,544,082      211,073,251     1,058,258        0.50         0.54      1,153,295
Florida Inter.         5,112,000        2,475,430        7,587,430        38,041        0.50         0.55         41,845
Georgia              112,113,238        7,909,014      120,022,252       601,755        0.50         0.55        661,931
Kansas                93,353,342               N/A      93,353,342       468,046        0.50         0.55        514,850
Kentucky Ltd.          4,925,874          945,826        5,871,700        12,596        0.30         0.45         18,946

Kentucky             405,406,787       19,153,441      424,560,228     2,128,617        0.50         0.54      2,282,051
Louisiana             69,335,565        4,541,907       73,877,472       370,400        0.50         0.55        407,439
Missouri             212,894,161        5,091,750      217,985,911     1,092,915        0.50         0.54      1,190,552
New Jersey             9,114,870               N/A       9,114,870        45,699        0.50         0.55         50,269
Inter.

New Mexico            51,624,198               N/A      51,624,198       258,828        0.50         0.55        284,711
North                191,287,459        6,782,695      198,070,154       993,064        0.50         0.55      1,083,212
Carolina
South Carolina         9,331,513               N/A       9,331,513        46,785        0.50         0.55         51,464
Tennessee            247,231,610       14,162,138      261,393,748     1,310,550        0.50         0.54      1,423,080
Wisconsin             11,054,010               N/A      11,054,010        55,421        0.50         0.55         60,964
All-American         200,015,471       45,949,750      245,965,221     1,233,195        0.50         0.49      1,218,033
Intermediate          45,245,324          733,356       45,978,680       228,684        0.50         0.50      **228,684
Limited Term         526,979,911        8,235,178      535,215,089     1,592,389        0.30         0.43      2,323,486



* Pro forma management fees calculated using the average net assets times new breakpoints.

** Assumes the pro forma rate is the same as the existing rate, therefore dollar amount did not change



                              FISCAL YEAR
                           AVERAGE NET ASSETS
                             AS OF 5/31/96        CURRENT A      CURRENT A       PRO FORMA A        PRO FORMA A
FUNDS                           CLASS A         12B-1 FEE $    12B-1 FEE %      12B-1 FEE $*      12B-1 FEE % *

Alabama                            2,527,123         10,085          0.40              5,054             0.20
Colorado                          34,526,436        138,113          0.40             69,053             0.20
Connecticut                      204,529,169        818,000          0.40            409,058             0.20
Florida Inter.                     5,112,000         20,419          0.40             10,224             0.20
Georgia                          112,113,238        448,491          0.40            224,226             0.20
Kansas                            93,353,342        373,114          0.40            186,707             0.20
Kentucky Ltd.                      4,925,874         14,089          0.40              7,045             0.20
Kentucky                         405,406,787      1,621,314          0.40            810,814             0.20
Louisiana                         69,335,565        277,262          0.40            138,671             0.20
Missouri                         212,894,161        851,451          0.40            425,788             0.20
New Jersey Inter.                  9,114,870         36,470          0.40             18,230             0.20
New Mexico                        51,624,198        206,501          0.40            103,248             0.20
North Carolina                   191,287,459        765,262          0.40            382,575             0.20
South Carolina                     9,331,513         37,304          0.40             18,663             0.20
Tennessee                        247,231,610        988,749          0.40            494,463             0.20
Wisconsin                         11,054,010         44,164          0.40             22,108             0.20
All-American                     200,015,471        800,411          0.40            400,031             0.20
Intermediate                      45,245,324        180,903          0.40             90,491             0.20
Limited Term                     526,979,911      2,109,177          0.40          1,053,960             0.20



* Pro forma 12b-1 calculated using the average net assets times new rate.




                           FISCAL YEAR
                           AVERAGE NET
                      ASSETS AS OF 5/31/96     CURRENT C         CURRENT C        PRO FORMA C        PRO FORMA C
FUND                         CLASS C          12B-1 FEE $       12B-1 FEE %      12B-1 FEE $ *      12B-1 FEE % *

Alabama                      N/A                N/A               N/A               N/A                N/A
Colorado                     N/A                N/A               N/A               N/A                N/A
Connecticut                   6,544,082           62,142           0.95               49,081          0.75
Florida Inter.                2,475,430           23,475           0.95               18,566          0.75
Georgia                       7,909,014           75,046           0.95               59,318          0.75
Kansas                       N/A                     N/A          N/A               N/A                N/A
Kentucky Ltd.                   945,826            4,734           0.70                3,710          0.55
Kentucky                     19,153,441          181,774           0.95              143,651          0.75
Louisiana                     4,541,907           43,079           0.95               34,064          0.75
Missouri                      5,091,750           48,302           0.95               38,188          0.75
New Jersey Inter.            N/A                     N/A          N/A               N/A                N/A
New Mexico                   N/A                     N/A          N/A               N/A                N/A
North Carolina                6,782,695           64,653           0.95               50,870          0.75
South Carolina               N/A                     N/A          N/A               N/A                N/A
Tennessee                    14,162,138          134,450           0.95              106,216          0.75
Wisconsin                    N/A                     N/A          N/A               N/A                N/A
All-American                 45,949,750          436,430           0.95              344,623          0.75
Intermediate                    733,356            3,450           0.94                2,758          0.75
Limited Term                  8,235,178           28,351           0.70               22,647          0.55


*   Pro forma 12b-1 calculated using the average net assets times new rate.



                        TOTAL       TOTAL      TOTAL      TOTAL     TOTAL PRO TOTAL PRO  TOTAL      TOTAL        DIFFERENCE
                        CURRENT     CURRENT    CURRENT    CURRENT   FORMA     FORMA      PRO FORMA  PRO FORMA    CURRENT VS.
                        EXPENSE $   EXPENSE %  EXPENSE $  EXPENSE % EXPENSE $ EXPENSE %  EXPENSE $  EXPENSE %     PROFORMA %
                                                                                                              ------------------
 FUND                   CLASS A     CLASS A    CLASS C    CLASS C   CLASS A   CLASS A    CLASS C    CLASS C   CLASS A    CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Alabama                   82,465     3.26          N/A    N/A        78,702     3.11          N/A     N/A        0.15      N/A

Colorado                 445,563     1.29          N/A    N/A       393,814     1.14          N/A     N/A        0.15      N/A

Connecticut            2,127,954     1.04      104,055    1.59    1,811,103     0.88       93,940     1.43       0.16      0.16

Florida Inter.            90,398     1.77       57,361    2.32       82,766     1.62       53,693     2.17       0.15      0.15

Georgia                1,229,737     1.10      130,159    1.65    1,061,683     0.95      118,396     1.50       0.15      0.15

Kansas                 1,036,822     1.11          N/A    N/A       897,219     0.96         N/A      N/A        0.15      N/A

Kentucky LTD.             61,009     1.74       13,743    2.04       59,272     1.69       13,742     2.04       0.05      0.00

Kentucky               4,170,712     1.03      302,220    1.58    3,506,724     0.86      271,019     1.41       0.17      0.16

Louisiana                760,682     1.10       74,746    1.65      656,853     0.95       68,008     1.50       0.15      0.15

Missouri               2,273,513     1.07       82,313    1.62    1,943,207     0.91       74,480     1.46       0.16      0.16

New Jersey Inter.        156,327     1.72          N/A    N/A       142,657     1.56          N/A     N/A        0.15      N/A

New Mexico               578,452     1.12          N/A    N/A       501,082     0.97          N/A     N/A        0.15      N/A

North Carolina         2,017,542     1.05      109,057    1.61    1,721,916     0.90       98,361     1.45       0.16      0.16

South Carolina           153,018     1.64          N/A    N/A       139,056     1.49          N/A     N/A        0.15      N/A

Tennessee              2,555,770     1.03      224,214    1.58    2,167,918     0.88      202,076     1.43       0.16      0.16

Wisconsin                173,178     1.57          N/A    N/A       156,665     1.42          N/A     N/A        0.15      N/A

All American           2,118,974     1.06      739,345    1.61    1,706,265     0.85      644,706     1.40       0.21      0.21

Intermediate             551,146     1.21        6,428    1.75      460,734     1.01        5,728     1.56       0.20      0.19

Limited Term           4,469,275     0.84       46,649    1.14    4,139,530     0.78       46,569     1.13       0.06      0.01


[FN]
* Total columns represent the sum of management fees, 12b-1 fees and other expenses prior to any waivers or reimbursements of any fees or expenses.
* This table assumes that current "other expenses" will be the same as pro forma "other expenses."




INFORMATION CONCERNING FLAGSHIP, THE ADVISER, THE FLAGSHIP TRUST, AND NUVEEN ADVISORY

FLAGSHIP AND THE ADVISER

         The Adviser is 100% owned by Flagship which in turn is owned by the families of Bruce P. Bedford and Richard P. Davis and various trusts organized for their benefit. Flagship is owned 50% by the Richard P. Davis Trust, 25% by Susan Logan Bedford and 25% by Julie Ann Bedford. The address of Flagship, the Richard P. Davis Trust, Susan Logan Bedford and Julie Ann Bedford is One Dayton Centre, One South Main Street, Dayton, OH 45402.

         The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser are as follows:


NAME AND ADDRESS                                                 PRINCIPAL OCCUPATION

Bruce P. Bedford..............................................   Chairman and Chief Executive Officer of Flag-
   Chairman, Chief Executive Officer and Director                ship, the Adviser and the Distributor.
   One Dayton Centre
   One South Main Street
   Dayton, Ohio  45402-2030

Richard P. Davis..............................................   President and Chief Operating Officer of Flagship,
   the Adviser and the Distributor.
   President, Chief Operating Officer and Director
   One Dayton Centre
   One South Main Street
   Dayton, Ohio  45402-2030

Michael D. Kalbfleisch........................................   Vice President, Chief Financial Officer and Trea-
   Vice President, Chief Financial Officer and                   surer of Flagship, the Adviser, and the
   Treasurer                                                     Distributor.
   One Dayton Centre
   One South Main Street
   Dayton, Ohio  45402-2030

James P. Dunmyer..............................................   Controller of Flagship, the Adviser and
   Controller                                                    the Distributor.
   One Dayton Centre
   One South Main Street
   Dayton, Ohio  45402-2030

         In addition, Mr. Bedford is a Trustee and Chairman of the Board of the Flagship Trust, Mr. Davis is a Trustee and President of the Flagship Trust and Mr. Kalbfleisch is Treasurer and Secretary of the Flagship Trust.




THE FLAGSHIP TRUST

         The current executive officers of the Flagship Trust are listed below. Each of them hold the same position with each series of the Flagship Trust and has held the office shown or other offices in the same company for the last five years. In addition, Mr. Bedford and Mr. Davis are currently Trustees of the Flagship Trust.

NAME AND ADDRESS                                  PRINCIPAL OCCUPATION

Bruce P. Bedford....................       Chairman and Chief Executive
Chairman of the Board                      Officer of Flagship, the Adviser
One Dayton Centre                          and the Distributor
One South Main Street
Dayton, Ohio 45402-2030

Richard P. Davis....................       President and Chief Operating
President                                  Officer of Flagship, the Adviser
One Dayton Centre                          and the Distributor
One South Main Street
Dayton, Ohio 45402-2030

M. Patricia Madden..................       Vice President, Operations of the
Vice President                             Distributor
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030

Michael D. Kalbfleisch..............       Vice President, Chief Financial
Treasurer and Secretary                    Officer and Treasurer of Flag-
One Dayton Centre                          ship, the Adviser and the Dis-
One South Main Street                      tributor
Dayton, Ohio 45402-2030

LeeAnne G. Sparling.................       Director of Portfolio Operations
Controller                                 Adviser
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030



NUVEEN ADVISORY

         Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, located at 333 West Wacker Drive, Chicago, Illinois 60606, the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities. Nuveen, which maintains the largest research department of all investment banking firms devoted exclusively to municipal securities, has issued over $30 billion of tax-exempt unit trusts since 1961 and currently sponsors 81 management investment company portfolios with approximately $32 billion in tax-exempt securities under management. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 78% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

         The names, addresses and principal occupations of the principal executive officers and directors of Nuveen Advisory are as follows:

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION

Timothy R. Schwertfeger................ Chairman of the Board and Director,
    Chairman of the Board and Director John Nuveen & Co. Incorporated (Principal Executive Officer)
    333 West Wacker Drive
    Chicago, Illinois 60606

Anthony T. Dean........................ President and Director, John Nuveen &
    President and Director              Co. Incorporated
    333 West Wacker Drive
    Chicago, Illinois 60606

John P. Amboian........................ Executive Vice President, John Nuveen
    Executive Vice President            & Co. Incorporated
    333 West Wacker Drive
    Chicago, Illinois 60606

BOARD RECOMMENDATION THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENTS

         The Board of Trustees of the Flagship Trust has determined that the new advisory agreements are advisable and in the best interests of each Fund's shareholders.

         THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENTS.

         In making this recommendation, the Boards considered the following factors, among others:

o Portfolio Management -- The Boards evaluated the qualifications and capabilities of Nuveen Advisory to serve as investment adviser, noting that Nuveen Advisory has extensive experience managing municipal bond investment companies with approximately $32 billion under management. In addition, Nuveen Advisory is a part of an organization that provides investment advice to or credit surveillance for a large number of open-end and exchange-traded funds. Total assets under management or credit surveillance by Nuveen and affiliates is in excess of $45 billion.

o Fees and Dividends-- That the proposed contractual rates for investment advisory fees, Rule 12b-1 service and Rule 12b-1 distribution fees were within the range of rates for comparable funds and in addition, the aggregate, would be lower than the current fee structure for each current class of each Fund's shares, except the Limited Term Fund Class C shares which would have the same aggregate fee structure. In addition, the Board considered the written undertaking by Nuveen Advisory that there are no projected decreases in dividends to shareholders or aggregate increases in net expense ratios for each of the Funds for the period beginning on the consummation of the Acquisition through each of the Fund's current fiscal year end and the further representation by Nuveen Advisory of their intention to continue the policy followed by the Adviser with regard to the Funds to waive fees or reimburse expenses to the extent necessary to maintain a competitive distribution rate.

o Investment Objectives and Policies -- The current investment objectives and policies of each corresponding Fund are similar to the proposed investment objectives and policies as described in Proposals 3(A) - 3(P) and 4, each having a value-investing orientation, commitment to research, and a focus on capital preservation. Thus, the Funds following the Reorganization are expected to be managed prospectively in substantially the same manner as will be managed if Proposals 3(A) - 3(P) and 4 are approved.

o Increased Investment Choices -- The Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of an expanded set of purchase options.

o        Continuity of Portfolio Management and Management Personnel --
         It is expected that, subject to normal personnel turnover, the current portfolio managers for the Funds will continue as managers of the Funds and Bruce Bedford and Richard Davis have agreed to sign long-term employment contracts with Nuveen.

o Continuity of Management Functions and Level and Quality of Services -- The Board considered the representation by Nuveen of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Funds after the Acquisition.

                                 PROPOSAL 2
                       THE PROPOSED REORGANIZATIONS

         The Board of Trustees of the Flagship Trust unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached hereto as Exhibit B. The Reorganization Agreement provides for the reorganization (the "Reorganization") of each existing Fund into a new series (each a "New Fund") of a newly created Massachusetts business trust. The table below shows the structure of the Funds before and after the Reorganization.



                Before                                                    After
FLAGSHIP TAX EXEMPT FUNDS TRUST TRUST                  NUVEEN FLAGSHIP MULTISTATE TRUST I
Flagship Colorado Double Tax Exempt Fund               Nuveen Flagship Colorado Municipal Bond Fund
Flagship Florida Intermediate Tax Exempt Fund          Nuveen Flagship Florida Intermediate Municipal Bond Fund
Flagship New Mexico Double Tax Exempt Fund             Nuveen Flagship New Mexico Municipal Bond Fund
Flagship Connecticut Double Tax Exempt Fund
Flagship New Jersey Intermediate Tax Exempt Fund       NUVEEN FLAGSHIP MULTISTATE TRUST II
Flagship Alabama Double Tax Exempt Fund                Nuveen Flagship Connecticut Municipal Bond Fund
Flagship Georgia Double Tax Exempt Fund                Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
Flagship Louisiana Double Tax Exempt Fund
Flagship North Carolina Double Tax Exempt Fund         NUVEEN FLAGSHIP MULTISTATE TRUST III
Flagship South Carolina Double Tax Exempt Fund         Nuveen Flagship Alabama Municipal Bond Fund
Flagship Tennessee Double Tax Exempt Fund              Nuveen Flagship Georgia Municipal Bond Fund
Flagship Kansas Triple Tax Exempt Fund                 Nuveen Flagship Louisiana Municipal Bond Fund
Flagship Kentucky Limited Term Municipal Bond Fund     Nuveen Flagship North Carolina Municipal Bond Fund
Flagship Kentucky Triple Tax Exempt Fund               Nuveen Flagship South Carolina Municipal Bond Fund
Flagship Missouri Double Tax Exempt Fund               Nuveen Flagship Tennessee Municipal Bond Fund
Flagship Wisconsin Double Tax Exempt Fund
Flagship All-American Tax Exempt Fund                  NUVEEN FLAGSHIP MULTISTATE TRUST IV
Flagship Intermediate Tax Exempt Fund                  Nuveen Flagship Kansas Municipal Bond Fund
Flagship Limited Term Tax Exempt Fund                  Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
Flagship Arizona Double Tax Exempt Fund **             Nuveen Flagship Kentucky Municipal Bond Fund
Flagship Florida Double Tax Exempt Fund **             Nuveen Flagship Missouri Municipal Bond Fund
Flagship Michigan Triple Tax Exempt Fund **            Nuveen Flagship Wisconsin Municipal Bond Fund
Flagship New Jersey Double Tax Exempt Fund**
Flagship New York Tax Exempt Fund**                    NUVEEN FLAGSHIP MUNICIPAL TRUST
Flagship Ohio Double Tax Exempt Fund **                Nuveen Flagship All-American Municipal Bond Fund
Flagship Pennsylvania Triple Tax Exempt Fund **        Nuveen Flagship Intermediate Municipal Bond Fund
Flagship Virginia Double Tax Exempt Fund **            Nuveen Flagship Limited Term Municipal Bond Fund

      **  Series to which this Proxy Statement does not relate;
          these series are proposed to be reorganized into various series of Nuveen Flagship Trusts.

         The purpose of the Reorganization is to assimilate the Funds into the Nuveen family of mutual funds in a structure that provides for a uniform set of charter documents, shareholder purchase options, shareholder account privileges and a smaller number of series of each Trust. Nuveen Advisory believes that the standardization of documents and operational policies will help to promote operational efficiencies, to allocate work flows and to allow for future change, which should benefit the Funds. The Reorganization is a matter of convenience for Fund shareholders, Flagship and Nuveen and will not affect the basic nature of the shareholders' holdings. Flagship Fund shareholders will not bear any of the costs of the Reorganization. In addition, the Reorganizations should not result in any adverse Federal income tax consequences for the Funds or their shareholders.

         The Reorganization Agreement sets forth the terms of each Reorganization under which the New Fund would acquire all of the assets of the corresponding existing Fund in exchange for which the New Fund would assume all the liabilities of the existing Fund and each shareholder of the existing Fund would receive for such shareholder's shares an equal number of shares (including any fractional share) of equal value of the New Fund. As a result of each Reorganization, the assets of the existing Fund would be combined into the New Fund and shareholders of the existing Funds would become shareholders of the New Fund. The investment objectives and policies of each New Fund will be identical to the investment objectives and policies of the Funds. In addition, the general portfolio characteristics of each New Fund, immediately after the Reorganization, would be identical to those of each of the respective existing Funds. If the proposals relating to the Reorganization Agreement are approved, the effective time is currently expected to be the close of business on or about January 31, 1997.

         If shareholders of a Fund do not approve the Reorganization, that Fund will continue in business as a series of the Flagship Trust.

         Procedures for Reorganization. In connection with each Reorganization and prior to its completion, one share of the New Fund will be issued to the Fund. The Fund, as the sole shareholder of the New Fund, will then take the following actions:

         (1) approve a proposed new investment advisory agreement on behalf of the New Fund on the same terms as described above under Proposal 1 (if Proposal 1 is approved by shareholders);

         (2) approve a proposed new Rule 12b-1 Plan on behalf of the New Fund on the same terms as described under Proposal 5 (if Proposal 5 is approved by shareholders); and

         (3) ratify the election as trustees of the new trust of the same persons who are nominated as trustees in Proposal 7 (if Proposal 7 is approved by shareholders); and

         (4)      ratify the selection of the New Fund's auditors.

         Thereafter, the Fund will transfer all its assets to the New Fund and the New Fund will assume all the liabilities of the Fund and issue to each shareholder of the Fund shares of the same class of the New Fund, in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder. The Fund will then terminate. A shareholder of the Fund will acquire the same pro rata interest in the New Fund as of the closing of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The New Fund will then operate in place of the Fund, giving effect to the results of the shareholder votes on the other Proposals herein. After the effective time of the Reorganization, the outstanding certificates of the existing Funds will represent certificates of the New Funds.

BOARD RECOMMENDATION

         The Board of Trustees of the Flagship Trust has determined that the transactions contemplated by the Reorganization Agreement are advisable and in the best interests of each Fund's shareholders.

         THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS APPROVE THE REORGANIZATION AGREEMENT BY VOTING "FOR" PROPOSAL 2.

                        PROPOSALS 3(A) THROUGH 3(P)
                    CHANGES TO INVESTMENT OBJECTIVE AND
              FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

         The Board of each of the Funds has proposed that the investment objective and fundamental investment policies of the Funds be changed. Shareholders are being asked to approve changes to the Funds' operating restrictions as part of the Reorganization and assimilation of the Funds' into the Nuveen mutual fund complex. The primary purpose of these proposals is to revise the Funds' investment objective and fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory. Set forth below are Proposals 3(A) through 3(P) each of which will be voted on separately and if approved by shareholders will become the investment objective and fundamental investment policies of the Fund, as described below. The Board and the Adviser believe that these changes will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate. THEREFORE THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(A) THROUGH 3(P). If both the Reorganization as described in Proposal 2 and the changes to the investment objective and fundamental investment policies as described in Proposals 3(A) through 3(P) are approved, the changes to the investment objective and fundamental investment policies, as approved, will become effective immediately prior to the Reorganization. If, however, the Reorganization is not approved, the changes to the investment objective and fundamental investment policies, as approved, will become effective on the close of business on January 31, 1997.

PROPOSAL 3(A): INVESTMENT OBJECTIVE

         The Board has proposed that the investment objective of each of the Funds be changed. The Fund's current investment objective and the proposed investment objective are substantially similar. Both investment objectives seek high current interest income exempt from both regular federal income tax and the applicable state personal income tax, consistent with preservation of capital, by investing in municipal obligations. The current investment objective, in addition, provides that the income sought be consistent with liquidity in addition to preservation of capital. The proposed investment objective of each Fund is set forth below:

         The investment objective of each Fund is to provide you with as high a level of current interest income exempt from both regular federal income tax and the applicable state personal income tax as is consistent, in the view of the Fund's management, with preservation of capital.

         The primary purpose of this proposal is to revise the Funds' investment objective to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(B): INVESTMENT ASSETS

         The Board has proposed that the following be a fundamental investment policy of each of the Funds, which if approved, may not be changed without the approval of the holders of a majority of the shares of the Fund.

         Each national Fund will invest primarily in Municipal Obligations issued within the 50 states and certain U.S. possessions or territories so that the interest income on the Municipal Obligations will be exempt from regular federal income tax, although this income may be subject to applicable state personal income taxes.

         Each state Fund will invest primarily in Municipal Obligations issued within its respective state so that the interest income on the Municipal Obligations will be exempt from both regular federal and applicable state personal income taxes. Because of the different credit characteristics of governmental authorities in each of the states and because of differing supply and demand factors for each state's Municipal Obligations, there may be differences in the yields on each state Fund's classes of shares and in the degree of market and financial risk to which each state Fund is subject.

Each Fund's investment assets will consist of:

o Municipal Obligations rated investment grade at the time of purchase (Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard and Poor's Corporation ("S&P") or Fitch
    Investors Services, Inc. ("Fitch"));

o unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory; and

o temporary investments within the limitations and for the purposes described below.

         Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and Municipal Obligations rated BBB are regarded by Fitch to be investment grade and of satisfactory credit quality with an adequate capacity to pay principal and interest. Each Fund may invest in Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds").

         Under ordinary circumstances, each state Fund will invest substantially all (at least 80%) of its net assets in its respective state's Municipal Obligations and each national Fund will invest substantially all (at least 80%) of its net assets in Municipal Obligations, and each Fund will not invest more than 20% of its net assets in "temporary investments," described below, provided that temporary investments subject to regular federal income tax may not comprise more than 20% of each Fund's net assets. For defensive purposes, however, in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market, each Fund may invest without limit in temporary investments. A Fund will not be in a position to achieve its investment objective of tax-exempt income to the extent it invests in taxable temporary investments.

         The salient differences between this proposed fundamental investment policy and the Fund's current investment policies include the following:

AMT Bonds. If Proposal 3(B) is approved, the Funds will not have a fundamental restriction on the percentage of assets invested in Municipal Obligations that pay interest subject to the federal alternative minimum tax. The Funds, except for the Kentucky Limited Term Fund, currently do not allow more than 20% to be invested in AMT Bonds. AMT Bonds are Municipal Obligations, the interest on which is a specific tax preference item for purposes of computing the alternative minimum tax on corporations and individuals. If for shareholders whose tax liability is determined under the alternative minimum tax, such shareholders will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on AMT Bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("alternative current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations and therefore all distributions by the Fund that would otherwise be tax exempt is included in calculating a corporation's adjusted current earnings.

Temporary Investments. If Proposal 3(B) is approved, the Funds will permit, under normal circumstances, up to 20% of their net assets to be invested in temporary investments, provided that temporary investments subject to regular federal income tax may not comprise more than 20% of each Fund's net assets. For defensive purposes, however, each Fund will be permitted to invest without limit in temporary investments. Temporary investments include: short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax; taxable temporary investments that are either U.S. Government securities or are securities rated within the highest two grades by Moody's, S&P or Fitch and that mature within one year from the date of purchase or carry a variable or floating rate of interest. The Funds will be permitted to invest in taxable securities only to the extent that federal tax-exempt securities temporary investments are not available at reasonable prices and yields.

         The Funds currently do not restrict, under normal circumstances, the percentage of investments that may be made in short-term municipal obligations except to the extent that an average maturity of 15 to 25 years is sought. Short-term notes must be rated SP-1 through SP-2 by S&P or MIG 1 through MIG 4 by Moody's, and tax-exempt commercial paper must be rated A-1+ through A-2 by S&P or Prime-1 through Prime-2 by Moody's. For temporary defensive purposes, the Funds may currently invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including up to 5% in related, adequately collateralized repurchase agreements.

         The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(C): TYPE OF SECURITIES

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, invest in securities other than Municipal Obligations and temporary investments.

         The Fund does not currently have a similar fundamental investment policy restricting investments to Municipal Obligations and temporary securities. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(D): BORROWING

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

         The current investment restriction on borrowings and the proposed fundamental investment restriction are similar. The salient difference is that if Proposal 3(D) is approved, the Funds will be permitted to borrow from banks up to 10% for temporary or emergency purposes and up to 1/3 of the value of total assets in order to meet redemption requests, while the Funds are currently limited to borrowing 10% for extraordinary or emergency purposes (and not for leveraging) to meet unexpectedly heavy redemption requests. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(E): PLEDGES

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the Fund's fundamental investment policies, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

         The Fund's current fundamental investment restriction regarding pledging, mortgaging or hypothecating the Fund's assets is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not pledge, mortgage or hypothecate any assets except as required by law or agreement to secure borrowings permitted under the Fund's current investment policies. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(F): SENIOR SECURITIES

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under Proposal 3(D) above or with respect to transactions involving futures contracts or the writing of options within certain limits.

         The Fund's current fundamental investment restriction regarding issuing securities senior to the Fund's shares is similar to the proposed fundamental investment restriction described above, except the current restriction does not contain the exception concerning transactions involving futures contracts or the writing of options. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(G): UNDERWRITING

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

         The Fund's current fundamental investment restriction regarding underwriting securities is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not act as an underwriter of securities except to the extent that in connection with disposition of portfolio securities it may be deemed to be an underwriter. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(H): REAL ESTATE

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

         The Fund's current fundamental investment restriction regarding investing in real estate is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not purchase or sell real estate, real estate mortgage loans or real estate investment trust securities except to the extent that the tax exempt and U.S. government securities the Fund may invest in would be considered to be such loans or securities. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(I): COMMODITIES

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within certain limits.

         The Fund's current fundamental investment restriction regarding investing in commodities, commodity contracts or oil and gas interests is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not purchase or sell commodities, commodity contracts or oil and gas interests except to the extent that the tax exempt and U.S. government securities the Fund may invest in would be considered to be such contracts or interests and to the extent the various hedging instruments the Fund may invest in would be considered to be commodities or commodity contracts. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(J): LOANS

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

         The Fund's current fundamental investment restriction regarding making loans is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not make loans, except to the extent the purchase of the debt obligations (including repurchase agreements) in accordance with the Fund's current investment objectives and policies are considered loans. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(K): SHORT SALES AND MARGIN PURCHASES

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         The Fund's current fundamental investment restriction regarding short sales of securities or purchasing securities on margin is similar to the proposed fundamental investment restriction described above. The Fund's current restriction provides that the Fund may not purchase securities on margin, make short sales of securities or maintain a net short position except to the extent the various hedging instruments the Fund may invest in or the options the Fund may write would be considered to involve short sales or a net short position. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(L): PUT AND CALL OPTIONS

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within certain limits.

         The Fund does not currently have a similar fundamental investment policy restricting the Fund from writing or purchasing put or call options. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(M): INDUSTRY CONCENTRATION

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         The Fund's current fundamental investment restriction regarding concentration of investments in any one industry is similar to the proposed fundamental investment restriction described above. The salient difference between the proposed policy and the current policy is that if Proposal 3(M) is approved the Funds may not invest more than 25% in any one industry, with the exception of investments in Municipal Obligations issued or guaranteed by governments, their political subdivisions, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, while the Funds are currently permitted to invest more than 25% of their assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Industrial Development Bonds, Airport Bonds or U.S. Territorial Bonds. As described above, if Proposal 3(M) is approved, the Funds will not be permitted to invest more than 25% of their assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Industrial Development Bonds or Airport Bonds.

PROPOSAL 3(N): AFFILIATE PURCHASES

         The Board has proposed that the following be a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         The Fund does not currently have a similar fundamental investment policy restricting the Fund from purchasing securities of an issuer affiliated with the Fund's trustees or the Adviser's officers and directors. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

PROPOSAL 3(O): DIVERSIFICATION. FOR THE ALL AMERICAN, INTERMEDIATE, LIMITED TERM, KENTUCKY AND TENNESSEE FUNDS ONLY.

         The Board of each of the listed Funds has proposed that the following be a fundamental investment restriction for such Fund.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of such Fund's assets.

         Each of the listed Fund's current fundamental investment restriction regarding diversification is similar to the proposed fundamental investment restriction described above. The salient difference between the proposed policy and the current policy is that the listed Funds are currently further restricted from purchasing securities of any one issuer, other than the U.S. government or any of its instrumentalities, if immediately after such purchase all of the Funds would own in aggregate more than 10% of the outstanding voting securities of such issuer. Although, if Proposal 3(O) is approved, such further restriction will not be a fundamental policy of the listed Funds, in accordance with applicable law, the listed Funds will abide by such restriction. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.


PROPOSAL 3(P): INVESTMENT COMPANIES

         The Board has proposed that the following be deleted as a fundamental investment restriction of each of the Funds.

         The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of the Fund, acquire securities of other investment companies (other than in connection with the acquisition of such companies), except that a series may from time to time invest up to 10% of its assets in tax-exempt funds, including money market funds.

         If Proposal 3(P) is approved, the fundamental policies of the Funds will not provide that the Funds are restricted from acquiring securities of other investment companies as described above and the Funds will be permitted to invest in investment companies subject to applicable law. The primary purpose of this proposal is to revise the Funds' fundamental policies to conform them to those that are expected to become standard for all similar funds managed or to be managed by Nuveen Advisory following the Acquisition. The Board and the Adviser believe that this change will not result in any significant changes to the actual operation of the Fund portfolios or impair the ability of the Funds to operate.

BOARD RECOMMENDATION THAT SHAREHOLDERS APPROVE THE ABOVE CHANGES IN THE FUND'S INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICIES

         The Board of Trustees has determined that the changes in each Fund's fundamental investment policies as described in Proposals 3(A) through 3(P) are advisable and in the best interests of each Fund's shareholders. THEREFORE, THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS APPROVE THE CHANGES IN THE FUND'S INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICIES BY VOTING "FOR" PROPOSALS 3(A) THROUGH 3(P).

         Discussed below are additional salient differences between certain current non-fundamental investment policies of the Funds and the proposed investment policies.

a. Average Maturity. The Funds will seek an average maturity of between 15 to 30 years as compared to the Funds' current goal of 15 to 25 years. Generally, securities with longer maturities are more volatile than those with shorter maturities.

b. Futures and Options. If the proposed investment policies are approved, the Funds reserve the right to engage in certain hedging transactions involving the use of financial futures or options based on either an index of long-term tax-exempt securities or on debt securities whose prices, in the opinion of the adviser, correlate with the prices of the Fund's investments. The Funds currently engage to a limited extent in futures and options transactions for hedging purposes.

c. Illiquid Securities. The Funds currently have no stated limitation on investments in illiquid securities; however, the Funds have generally followed the Commission guidelines, which provide that the usual limit on aggregate holdings of illiquid securities is 15% of net assets. If the transactions contemplated by the Acquisition are approved, as a non-fundamental policy, the Funds will not be permitted to invest more than 15% of their net assets in illiquid securities.


                                 PROPOSAL 4

CHANGES FROM "DIVERSIFIED" TO "NON DIVERSIFIED" FOR COLORADO, CONNECTICUT, GEORGIA, LOUISIANA, MISSOURI AND NORTH CAROLINA FUNDS ONLY

         The 1940 Act divides management investment companies into two types: "diversified" and "non-diversified". A "diversified company" is a management company which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer. A "nondiversified company" is any management company other than a diversified company. The six applicable Funds listed above are currently "diversified".

         The Board of each of the applicable Funds believes because of the limited size of these states' municipal bond markets, the requirements under the 1940 Act for diversified funds may at times hinder these Funds' ability to invest in attractive securities that are suitable for them. Accordingly, each Board recommends that shareholders of each applicable Fund vote to change such Fund from a diversified to a non-diversified fund. In connection with and as a part of this change, the Board also recommends that shareholders of each such Fund eliminate the Fund's fundamental investment policy with respect to investing more than a specified percentage of its assets in the securities of any one issuer. That policy is as follows:

         The Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if all series of the Fund would own in the aggregate more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

         The following table provides a summary of the Board recommendations with respect to the diversification status of the Funds. Funds which are proposed to have a change in diversification status are shown in italics.

                                 CURRENT                PROPOSED
FUND                             STATUS                 STATUS

All American                    Diversified             Diversified
Intermediate                    Diversified             Diversified
Limited Term                    Diversified             Diversified
Alabama                         Non-Diversified         Non-Diversified
Colorado                        Diversified             Non-Diversified
Connecticut                     Diversified             Non-Diversified
Florida Intermediate            Non-Diversified         Non-Diversified
Georgia                         Diversified             Non-Diversified
Kansas                          Non-Diversified         Non-Diversified
Kentucky                        Diversified             Diversified
Kentucky Limited Term           Non-Diversified         Non-Diversified
Louisiana                       Diversified             Non-Diversified
Missouri                        Diversified             Non-Diversified
New Jersey Intermediate         Non-Diversified         Non-Diversified
New Mexico                      Non-Diversified         Non-Diversified
North Carolina                  Diversified             Non-Diversified
South Carolina                  Non-Diversified         Non-Diversified
Tennessee                       Diversified             Diversified
Wisconsin                       Non-Diversified         Non-Diversified

          Being non-diversified, the applicable Funds will be able to invest more than 5% of their assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code. This allows each Fund, as to 50% of its total assets, to invest more than 5%, but not more than 25%, in securities of an individual issuer. Since these Funds may invest a higher percentage of their assets in the obligations of a limited number of issuers, these Funds may be more susceptible to any single economic, political or regulatory occurrence than currently exists as diversified Funds.

         If both the Reorganization as described in Proposal 2 and this Proposal 4 are approved, this Proposal 4 will become effective immediately prior to the Reorganization. If, however, the Reorganization is not approved and this Proposal 4 is approved, this Proposal 4 will become effective on the close of business on January 31, 1997.

         THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS APPROVE THE CHANGE FROM DIVERSIFIED TO NON-DIVERSIFIED FOR THE COLORADO, CONNECTICUT, GEORGIA, LOUISIANA, MISSOURI AND NORTH CAROLINA FUNDS ONLY BY VOTING "FOR" PROPOSAL 4.

                                 PROPOSAL 5
                           APPROVAL OF 12B-1 PLAN

         Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution plans. The rule provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan (the "Plan") adopted in accordance with the rule, that contains certain provisions that have been approved by the Board and shareholders. On July 15, 1996, the Board, including all of the disinterested Trustees, voted to approve the new 12b-1 Plan for each Fund and directed that it be submitted to the Class A and Class C shareholders of each Fund at the Meeting along with a recommendation that each shareholder approve such 12b-1 Plan. A form of the Plan is attached as Exhibit C and the following summary is qualified in its entirety by reference to such Exhibit C. If approved by the shareholders, the Plan will become effective on the date of the consummation of the Acquisition described above, subject to approval of Proposal 1.

         New 12b-1 Plan. Under the new Plan, the Fund is authorized to compensate Nuveen (the "New Distributor"), as distributor of the Class A, Class B and Class C shares of the Fund pursuant to a Distribution Agreement dated as of the consummation of the Flagship Acquisition. The New Distributor's compensation will initially be at the same rate as currently exists under the existing 12b-1 plan as described in the Fee Table in Proposal 1 until February 1, 1997 and thereafter will be: a service fee of
 .20% of the average net assets of the Class A shares of the Fund; a service fee of .20% of the average net assets of the Class B shares of the Fund, plus a distribution fee of .75% of the average daily net assets of the Class B shares the Fund; and a service fee of .20% of the average net assets of the Class C shares of the Fund, plus a distribution fee of .55% of the average daily net assets of the Class C shares the Fund. For Class C shares of the Limited Term Fund and Kentucky Limited Term Fund, the New Distributor's compensation will be a service fee of .20% of average net assets plus a distribution fee of .35% of average daily net assets. The distribution fee primarily reimburses the New Distributor for providing compensation to authorized dealers, including the New Distributor, either at the time of sale or on an ongoing basis. The service fee payable to the New Distributor is used to compensate authorized dealers, including the New Distributor, in connection with the provision of ongoing account services to shareholders. Such compensation will be accrued daily and paid monthly. Such fees may be in addition to fees paid to the New Distributor or to other authorized dealers and brokers for providing other services to shareholders of the Fund.

         The services for which such authorized dealers will be compensated include, but are not limited to, maintaining account records for shareholders who beneficially own shares; answering inquiries relating to shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling the transmission of funds in connection with the purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

         Existing 12b-1 Plan. The existing Plan authorizes the Fund to reimburse any underwriter, distributor or selling agent (a "Seller") for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund. The services for which any such Seller is reimbursed under the existing Plan is substantially similar to that under the new Plan. The existing Plan also authorizes the payment of monthly fees to non-affiliated entities who provide marketing and distribution services to the Fund. Reimbursement is made only to Sellers with which the Fund has entered into a Distribution Agreement. Such authority is subject to the discretion of the Board.

         The table below shows, as to the Rule 12b-1 Plan for Class A Shares and the Class C Shares of each Fund, the date adopted, the date of last amendment (if any), the date last approved by the trustees and the date to which it continues.

                    CLASS A AND CLASS C RULE 12-1 PLAN

                                                 APPROVAL
                                                    BY
FUND               ADOPTED        AMENDED       TRUSTEES      CONTINUED TO

Alabama            5/15/92        9/3/92         8/23/96        8/23/97
Colorado           2/2/87         9/3/92         8/23/96        8/23/97
Connecticut        2/2/87         9/3/92         8/23/96        8/23/97
Florida Int.       6/15/92        9/3/92         8/23/96        8/23/97
Georgia            11/21/85       9/3/92         8/23/96        8/23/97
Kansas             7/20/87        9/3/92         8/23/96        8/23/97
Kentucky Ltd.      4/21/95        -------        8/23/96        8/23/97
Kentucky           2/2/87         9/3/92         8/23/96        8/23/97
Louisiana          7/20/87        9/3/92         8/23/96        8/23/97
Missouri           2/2/87         9/3/92         8/23/96        8/23/97
NJ Int             5/15/92        9/3/92         8/23/96        8/23/97
New Mexico         5/15/92        9/3/92         8/23/96        8/23/97
North Car          11/21/85       9/3/92         8/23/96        8/23/97
South Car          6/15/92        9/3/92         8/23/96        8/23/97
Tennessee          7/20/87        9/3/92         8/23/96        8/23/97
Wisconsin          2/4/94         ------         8/23/96        8/23/97
All-American       3/8/85         9/3/92         8/23/96        8/23/97
Intermediate       5/15/92        9/3/92         8/23/96        8/23/97
Limited Term       7/20/87        9/3/92         8/23/96        8/23/97


         The new Rule 12b-1 Plan will be in effect until August 1, 1997, and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" trustees, cast in person at a meeting called for such purpose.

         Pursuant to the new Rule 12b-1 Plan, Nuveen will prepare reports to the Board on a quarterly basis for the Fund's Class A, Class B and Class C Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The
Rule requires the Board to review such reports at least quarterly.

         In approving the new Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plan would (i) have lower fees (ii) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (iii) facilitate distribution of each Fund's shares, (iv) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (v) permit possible administrative and operating efficiencies through increased fund size.

BOARD RECOMMENDATION

         As a result of its consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW RULE 12B-1 PLAN.

                                 PROPOSAL 6
                     AMENDMENT OF DECLARATION OF TRUST

         The Flagship Fund Board of Trustees has unanimously approved a proposal to amend the existing Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), to allow the election of one additional Trustee to the Board. The Declaration of Trust currently permits a maximum of seven Trustees, and as noted below, Section 15(f) of the 1940 Act requires that after the Acquisition at least 75% of the Trustees must be persons who are not "interested persons" of the Adviser. Therefore in order to be able to have the eight required Trustees, it is necessary to amend the Declaration of Trust.

         In accordance with the current Declaration of Trust, an affirmative vote of the holders of a majority of the outstanding shares of the Trust is required to approve the amended Declaration of Trust.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DECLARATION OF TRUST.


                                 PROPOSAL 7
                       ELECTION OF BOARD OF TRUSTEES

         A condition to the consummation of the Acquisition is that the Flagship Trust's Board of Trustees comply with Section 15(f) of the 1940 Act. The Board is not currently composed of 75% of independent trustees.
Section 15(f) provides, in pertinent part, that for a period of three years after the Acquisition, at least 75% of the members of the Board may not be "interested persons" (as defined in the 1940 Act) of Flagship or Nuveen. Therefore it is necessary to elect additional trustees.

         The current disinterested Trustees (Messrs. Bremner, Castellano, Nezi and Schneider), have nominated eight (8) persons to take office upon each person's election by the shareholders. The nominees include two (2) of the Flagship Trust's current disinterested Trustees (Messrs. Bremner and Schneider), four additional disinterested nominees (all four of whom also serve as disinterested members of the boards of other mutual funds managed by Nuveen Advisory) and two nominees who are directors of Nuveen Advisory and who also serve as board members of Nuveen Advisory managed funds. Messrs. Bremner and Schneider also have been nominated to serve as members of other mutual funds managed by Nuveen Advisory.

         The nominees, if elected, will take office upon the consummation of the Acquisition. The term of each person elected as Trustee will be from election until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. If any of the Proposals comprising the Reorganization are not approved by Shareholders or if the Acquisition is not consummated, the current Trustees of the Flagship Trust will continue to serve as the Flagship Trust's Board.

         All of the nominees have consented to serve as Trustees. However, if any nominee is not available for election at the time of the Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

         The following table shows each nominee who is standing for election and his age, principal occupation or employment during the past five years and other public board memberships. The table also shows the year in which the nominee was elected to the Board of Trustees of the Flagship Trust, or whether the nominee is standing for election for the first time at this Meeting, in addition to shareholdings in each Fund.

                                                          SHARES/PERCENTAGE
   NAME, AGE AND FIVE-YEAR                              BENEFICIALLY OWNED AS
     BUSINESS EXPERIENCE          LENGTH OF SERVICE   OF AUG. 8, 1996 BY FUND
   -----------------------        -----------------   -----------------------

Robert P. Bremner (56)               Since 1983        Intermediate - 868**
Currently a private investor
and management consultant.

William J. Schneider (52)            Since 1983           Ohio - 8,155**
Currently a senior partner                             Limited Term - 2,805**
at Miller-Valentine Partners,
Vice President, Miller-
Valentine Realty, Inc.

Lawrence H. Brown (61)               Nominee                 None
Retired in August 1989 as
Senior Vice President of the
Northern Trust Company

*Timothy R. Schwertfeger (47)        Nominee                 None
Chairman (since July, 1996)
and Director of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto,
Executive Vice President of
The John Nuveen Company, John
Nuveen & Co. Incorporated,
Nuveen Advisory Corp.
and Nuveen Institutional
Advisory Corp.

Anne E. Impellizzeri (63)            Nominee                 None
President and Chief Executive
Officer of Blanton-Peale
Institute (since December 1990);
prior thereto, Vice President
of New York City Partnership
(from 1987 to 1990) and Vice
President of Metropolitan Life
Insurance Company (from 1980
to 1987)

Margaret K. Rosenheim (69)           Nominee                 None
Helen Ross Professor of Social
Welfare Policy, School of Social
Service Administration,
University of Chicago

Peter R. Sawers (63)                 Nominee                 None
Adjunct Professor of Business
and Economics, University of
Dubuque, Iowa (since January
1991); Adjunct Professor,
Lake Forest Graduate School
of Management, Lake Forest,
Illinois (since January
1992); prior thereto,
Executive Director, Towers
Perrin Australia (management
consultant); Chartered Financial
Analyst; Certified Management
Consultant

*Anthony T. Dean (51)                Nominee                 None
Director and (since July 1996)
President of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto
Executive Vice President of
The John Nuveen Company,
John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.

[FN]
* Trustees who are or would be "interested persons" as defined in the Investment Company Act of 1940.

**    Less than 1%.

         R. Bremner and W. Schneider serve as board members of two registered investment companies advised by the Adviser. L. Brown, A. Dean,
P. Sawers, T. Schwertfeger, A. Impellizzeri and M. Rosenheim serve as board members of 60 funds advised by Nuveen Advisory. In addition, A. Dean and T. Schwertfeger serve as board members of six registered investment companies advised by Nuveen Institutional Advisory Corp. The current Trustees of the Flagship Trust are Robert P. Bremner, William J. Schneider, Bruce P. Bedford, Joseph F. Castellano, Richard P. Davis and Paul F. Nezi.

         The Board met 7 times during the Flagship Trust's fiscal year ended May 31, 1996. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees of which he was a member. The Board does not have an audit committee, a nominating committee or a compensation committee.

         The Flagship Trust pays the disinterested trustees $3,750 per quarter each plus an additional $1,500 per meeting. As reflected above, the trustees currently serve as board members of one other investment companies for which the Adviser serves as investment adviser. Trustees or officers who are "interested persons" receive no compensation from the Flagship Trust.

         The table below shows, for each disinterested trustee, the aggregate compensation paid or accrued by the Flagship Trust for the fiscal year ended May 31, 1996 and the total compensation that all existing Funds paid to each trustee during the calendar year 1995.


                                                   TOTAL COMPENSATION
                              AGGREGATE              FROM TRUST AND
                             COMPENSATION             FUND COMPLEX
         TRUSTEE              FROM TRUST            PAID TO TRUSTEES

Robert P.                       $20,500                  $25,500
Bremner


Joseph F. Castellano            $21,500                  $26,500


William J. Schneider            $21,500                  $26,500


Paul F. Nezi                    $21,500                  $26,500



         It is anticipated that, after completion of the Acquisition, the restructured Board of the New Funds will elect new officers who are expected to include persons affiliated with Nuveen.

         As of August 8, 1996, the trustees and executive officers of the Flagship Trust as a group owned 370,234 shares of the Flagship Trust through ownership of the Ohio, All-American and Limited Term Funds. As of August 8, 1996, no person known to the Flagship Trust have owned beneficially more than five percent of the shares of any class of any Fund, except as set forth in Annex A.

                             OTHER INFORMATION

FEDERAL INCOME TAX CONSEQUENCES

         It is anticipated that the transactions contemplated by the Reorganization will be tax-free for federal income tax purposes. The Flagship Trust will receive an opinion of counsel that under the Internal Revenue Code of 1986 the reorganization of the Fund into the New Fund pursuant to the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Flagship Trust, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the New Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

GENERAL

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the approval of the new Investment Advisory Agreements will be paid by the Adviser and the John Nuveen Company including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Flagship Trust, officers and employees of the Adviser and Nuveen and certain financial services firms and their represen-tatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Adviser and Nuveen may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Adviser and Nuveen. A COPY OF YOUR FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FLAGSHIP TRUST AT ONE DAYTON CENTRE, ONE SOUTH MAIN STREET, DAYTON OH, 45402 OR BY CALLING 1-800-414-7447.

PROPOSALS OF SHAREHOLDERS

         As a Massachusetts business trust, the Flagship Trust is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since the Flagship Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Flagship Trust no later than four months prior to the date proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

         The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

         PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                         By order of the Board of Trustees,

                                         Michael D. Kalbfleisch
                                         Secretary



                                                               EXHIBIT A-1

                  FORM OF INVESTMENT MANAGEMENT AGREEMENT
                          [STATE SPECIFIC FUNDS]

         AGREEMENT made this day of , 1996, by and between _________ FUND, a series of the FLAGSHIP TAX EXEMPT FUNDS TRUST, a Massachusetts business trust (the "Fund"), and NUVEEN ADVISORY CORP., a Delaware corporation (the "Adviser").

WITNESSETH

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund's portfolios as may exist from time to time in accordance with the Fund's investment objective and policies and limitations relating to such portfolio, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the assets of each portfolio shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's registration statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940 covering the Fund's shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, management investment companies.

         The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent and shareholder service agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee related to each of the Fund's portfolios. For each portfolio calculated separately except the Flagship Kentucky Limited Municipal Bond Fund ("Kentucky
         Limited"), the fees shall be computed at the rate of:

         ----------------------------------------------------
         RATE                    NET ASSETS
         ----------------------------------------------------
         .5500%                  For the first  $125  million
         .5375%                  For the  next  $125  million
         .5250%                  For the  next  $250  million
         .5125%                  For the  next  $500  million
         .5000%                  For the next $1 billion
         .4750%                  For assets over  $2  billion
         ----------------------------------------------------

         For Kentucky Limited, the fees shall be computed at the rate of:

         RATE                    NET ASSETS
         ----------------------------------------------------
         .4500%                  For the first  $125  million
         .4375%                  For the  next  $125  million
         .4250%                  For the  next  $250  million
         .4125%                  For the  next  $500  million
         .4000%                  For the next $1 billion
         .3750%                  For assets over  $2  billion
         ----------------------------------------------------

         For the month and year in which this Agreement becomes effective, or terminates, and for any month and year in which a portfolio is added or eliminated from the Fund, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect, or the portfolio shall have existed, during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         Regardless of any of the above provisions, the Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Fund any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell its shares after exceeding such limitation.

         The net asset value of the Fund shall be calculated as provided in the Declaration of Trust of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5. The Adviser shall not be liable for any loss sustained by reason of the ------- purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6. The Adviser currently manages other investment accounts and funds, including those ------- with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Fund portfolio may also be appropriate for other Fund portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund's portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Fund portfolio and another Fund's portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund portfolio or portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7. This Agreement shall continue in effect until [ ], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

         This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, accompanied by appropriate notice.

         This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

         Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9. The Adviser and its affiliates reserve the right to grant, at any time, ------- the use of the name "Nuveen" or the name "Flagship", or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes "Nuveen" or "Flagship" or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

11. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

FLAGSHIP TAX EXEMPT FUNDS TRUST           NUVEEN ADVISORY CORP.

by:____________________________           by:_________________________
         Vice President                                 Vice President

Attest:__________________________         Attest:_______________________
         Secretary                                 Assistant Secretary

                                                               EXHIBIT A-2

                  FORM OF INVESTMENT MANAGEMENT AGREEMENT
                             [NATIONAL FUNDS]

         AGREEMENT made this day of , 1996, by and between __________ FUND, a series of the FLAGSHIP TAX EXEMPT FUNDS TRUST, a Massachusetts business trust (the "Fund"), and NUVEEN ADVISORY CORP., a Delaware corporation (the "Adviser").

WITNESSETH

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund's Series ("Portfolios") as may exist from time to time in accordance with the Fund's investment objective and policies and limitations relating to such portfolio, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the assets of each Portfolio shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 covering the Fund's Portfolio's shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, diversified management investment companies.

         The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's custodian, transfer agent and shareholder service agent, and the like) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

         2. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee related to each of the Fund's Portfolios. For each Portfolio, calculated separately, except the Flagship Limited Term Municipal Bond Fund ("Limited Term") the fees shall be computed at the rate of:

         ----------------------------------------------------
         RATE                   NET ASSETS
         ----------------------------------------------------
         .5000%                 For the first  $125  million
         .4875%                 For the  next  $125  million
         .4750%                 For the  next  $250  million
         .4625%                 For the  next  $500  million
         .4500%                 For the next $1 billion
         .4250%                 For assets over  $2  billion
         ---------------------------------------------------



         For the Limited Term, the fees shall be computed at the rate of:

         RATE                   NET ASSETS
         ---------------------------------------------------
         .4500%                 For the first  $125  million
         .4375%                 For the  next  $125  million
         .4250%                 For the  next  $250  million
         .4125%                 For the  next  $500  million
         .4000%                 For the next $1 billion
         .3750%                 For assets over  $2  billion
         ---------------------------------------------------

         For the month and year in which this Agreement becomes effective, or terminates, and for any month and year in which a Portfolio is added or eliminated from the Fund, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect, or the Portfolio shall have existed, during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         Regardless of any of the above provisions, the Adviser guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Portfolio any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell shares of the Portfolio after exceeding such limitation.

         The net asset value of each Portfolio shall be calculated as provided in the Declaration of Trust of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of a Portfolio shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

         3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

         4. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6. The Adviser currently manages other investment accounts and funds, including those with investment ------- objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Portfolio of the Fund may also be appropriate for other Portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund's Portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Portfolio and another fund's portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund Portfolio or Portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund Portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund Portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7. This Agreement shall be in effect until [ ], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

         This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees, or, with respect to any Fund Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio, accompanied by appropriate notice.

         This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or, with respect to any Fund Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

         Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination

         8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9. The Adviser and its affiliates reserve the right to grant, at any time, the use of the name "Nuveen" or the name "Flagship", or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes "Nuveen" or "Flagship" or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

11. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

FLAGSHIP TAX-EXEMPT FUNDS TRUST          NUVEEN ADVISORY CORP.

by:____________________________          by:_________________________
         Vice President                                Vice President

Attest:__________________________        Attest:_______________________
         Secretary                                Assistant Secretary


                                                                EXHIBIT B

                FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         FLAGSHIP TAX EXEMPT FUNDS TRUST, a Massachusetts business trust (the "Trust"), on behalf of its __________________ series (the "Fund"), and NUVEEN FLAGSHIP _______ TRUST, a Massachusetts business trust (the "New Trust") on behalf of its series of shares designated ___________________ (the "New Fund"), agree upon the following plan of reorganization:

         1. The Fund shall transfer to the New Fund all of the assets of the Fund (including the share(s) of the New Fund owned by the Fund, which shall be cancelled), in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Fund, and shall issue directly to the shareholders of the Fund shares of the New Fund in a number equal to the aggregate number of shares (including fractional shares) of the Fund then outstanding, in a distribution in which each registered shareholder of the Fund shall receive shares of the New Fund in a number equal to the number of shares (including any fractional share) of the Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of the Fund.

         2. The distribution to the shareholders of the Fund shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the fund, and crediting that account with a number of shares of the New Fund equal to the number of shares (including any fractional share) of the Fund owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the fund shall thereafter represent an equal number of shares of the Series.

         3.       Promptly thereafter, the Fund shall be terminated.

         4. The transaction in section 1 above shall occur on January 31, 1997 at ____ p.m., Chicago time, at the offices of the New Trust, or at such other date, time or place as may be agreed upon by the parties.

         5. This agreement may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this agreement and plan of reorganization has been approved by the shareholders of the Fund, by agreement of the Trust and the New Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Fund. In any case, this agreement and plan of reorganization may be terminated by either the Trust or the New Trust, if the transaction in section 1 has not occurred by the close of business on June 30, 1997.

         6. A copy of the Trust's declaration of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby give that this instrument is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Series.

         7. A copy of the New Trust's Declaration of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the New Trust as the Trustees of the New Trust and not individually and that the obligations under this instrument are not binding upon any of the Trustees, officers or shareholders of the New Trust individually, but binding only upon the assets and property of the New Fund.

         8. At any time after the completion of the transaction in section 1, the Trust acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the New Trust, such additional instruments of transfer or other written assurances as the New Trust may reasonably request in order to vest in the New Trust, acting for the New Fund, title to the assets transferred by the Fund under this agreement.

         9. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of sections 6 and 7 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Trust.

                                   FLAGSHIP TAX-EXEMPT FUNDS TRUST

                                   By:--------------------------------
                                      President

                                   NUVEEN FLAGSHIP_____ TRUST

                                   By:--------------------------------
                                      President


                                                        EXHIBIT C

                  FORM OF PLAN OF DISTRIBUTION AND SERVICE
                           PURSUANT TO RULE 12B-1

                                       ____________,1996

         WHEREAS, Flagship Tax Exempt Funds Trust, a Massachusetts business trust (the "Fund") engages in business as an open end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Fund employs John Nuveen & Co. Incorporated (the "Distributor") as distributor of the shares of the Fund (the "Shares") pursuant to a Distribution Agreement dated as of , 1996;

         WHEREAS, the Fund is authorized to issue Shares in four different classes ("Classes"): Class A, Class B, Class C and Class R (although not all series will offer all classes).

         WHEREAS, the Fund desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Act ("Rule 12b-1 and the Board of Trustees of the Fund has determined that there is a reasonable likelihood that adoption of this Plan of Distribution and Service will benefit the Fund and its shareholders;

         WHEREAS, the Fund has adopted a Multiple Class Plan Pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") to enable the various Classes of Shares to be granted different rights and privileges and to bear different expenses, and has an effective registration statement on file with the SEC containing a Prospectus describing such Classes of Shares;

         WHEREAS, as described in the Rule 18f-3 Plan, the purchase of Class A Shares is generally subject to an up-front sales charge, as set forth in the Fund's Prospectus and Statement of Additional Information, and the purchase of Class B and Class C Shares will not be subject to an up-front sales charge, but in lieu thereof the Class B Shares will be subject to an asset-based distribution fee (and a declining contingent deferred sales charge) and Class C Shares will be subject to an asset-based distribution fee (and a one-year contingent deferred sales charge), as described in the Prospectus for the Shares; and

         WHEREAS, Shares representing an investment in Class B will automatically convert to Class A Shares 8 years after the investment, as described in the Prospectus for the Shares,

         NOW, THEREFORE, the Fund hereby adopts, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

1.       (a)      The Fund is authorized to compensate the Distributor for
                  services performed and expenses incurred by the Distributor in connection with the distribution of Shares of Class A, Class B and Class C of the Fund and the servicing of accounts holding such Shares.

         (b) The amount of such compensation paid during the period beginning on January 1, 1997 through January 31, 1997 shall consist of:

                  (i) with respect to Class A Shares, a Service Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund, plus a Distribution Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund;

                  (ii) with respect to Class B Shares, a Service Fee not to exceed .20% of average daily net assets of the Class B Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class B Shares of the Fund; and

                  (iii) (A) with respect to Class C Shares of a Long-Term and Intermediate series, a Service Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class C Shares of the Fund; and

                           (B) with respect to Class C Shares of a Limited Term series, a Service Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .50% of the average daily net assets of the Class C Shares of the Fund.

         (c) The amount of such compensation paid beginning on February 1, 1997 and for any one year thereafter shall consist of:

                  (i) with respect to Class A Shares, a Service Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund;

                  (ii) with respect to Class B Shares, a Service Fee not to exceed .20% of average daily net assets of the Class B Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class B Shares of the Fund; and

                  (iii) (A) with respect to Class C Shares of a Long-Term and Intermediate series, a Service Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .55% of average daily net assets of the Class C Shares of the Fund; and

                           (B) with respect to Class C Shares of a Limited Term series, a Service Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .35% of the average daily net assets of the Class C Shares of the Fund.

                  Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

         (d) With respect to Class A Shares, the Distributor shall pay any Service Fees it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Dealer Agreement in effect ("Authorized Dealer", which may include the Distributor) is the dealer of record to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment. The Distributor may retain any Service Fees not so paid.

         (e)      With respect to the Class B Shares, the Distributor:

                  (i) shall retain the Distribution Fee to compensate it for costs associated with the distribution of the Class B Shares, including the payment of broker commissions to Authorized Dealers (which may include the Distributor) who were the dealer of record with respect to the purchase of those shares; and

                  (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee for that period to the Authorized Dealer of record.

                           The Distributor may retain any Distribution or Service Fees not so paid.

         (f)      With respect to the Class C Shares, the Distributor:

                  (i) shall pay the Distribution Fee it receives under the Plan with respect to Class C Shares for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations in connection with such share sales; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class C Shares, the Distribution Fee to the extent that it may have pre-paid the Distribution Fee for that period to the Authorized Dealer of record; and

                  (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class C Shares, the Service Fee to the extent that it may have pre-paid the Service Fee for that period to the Authorized Dealer of record.

                           The Distributor may retain any Distribution or Service Fees not so paid.

         (g) Services for which such Authorized Dealers may receive Service Fee payments include any or all of the following: maintaining account records for shareholders who beneficially own Shares; answering inquiries relating to the shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

         (h) Payments of Distribution or Service Fees to any organization as of any month-end (or other period-end, as appropriate) will not exceed the appropriate amount based on the annual percentages set forth in subparagraphs
                  (d), (e) and (f) above, based on average net assets of accounts for which such organization appeared on the records of the Fund and/or its transfer agent as the organization of record during the preceding month (period).

2. This Plan shall not take effect until the Plan, together with any related agreement(s), has been approved by votes of a majority of both (a) the Board of Trustees of the Fund, and (b) those Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related Agreement(s).

3. This Plan shall remain in effect until August 1, 1997, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

4. The Distributor shall provide to the Board of Trustees of the Fund and the Board shall review, at least quarterly, a written report of distributionand service-related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the Act) of the outstanding voting Shares of a Series of the Fund.

6. This Plan may not be amended to increase materially the amount of compensation payable by a Series with respect to Class A, Class B or Class C Shares under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting Shares of that Class of Shares of the Series. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

7. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not such interested persons.

8. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.


ANNEX A

HOLDERS OF MORE THAN 5% OF ANY CLASS OF A FUND'S SHARES

Alabama                       Farley L. Berman                   10.39%
                              1234 Champaign Avenue
                              Anniston, AL  36207

                              Prudential Securities Inc.          7.32%
                              FBO Jerry F. Wilson
                              P.O. Box 300
                              Addison, AL  35540

Florida Intermediate-         Margaret S. Buzzelli                5.45%
Class A                       3900 Red Rock Way
                              Sarasota, FL  34231

Intermediate - Class C        PJH Prime Account                   5.22%
                              Arnold W. Schroeder Tr
                              The Armar Trust B
                              8570 E. Via Del Palacio
                              Scottsdale, AZ  85258

                              Derryl Lehman                       6.27%
                              Charlene M. Lehman Jt Ten
                              RR 2 Box 365
                              Berne, IN  46711

                              NFSC FEBO                           6.67%
                              Lynette S. Arrington
                              7707 Karem Street
                              Richmond, VA  23294

Kansas                        PaineWebber FBO                     8.62%
                              Sonya & Leonard Ropfogel,
                                Trustees
                              155 N. Market, Suite 1000
                              Wichita, KS  67202

Limited Term - Class C        Jeramy C. Kammerer, Ttee            5.73%
                              Jeramy C. Kammerer Rev Trust
                              5932 E. Quail Track Dr.
                              Cave Creek, AZ  85331

Louisiana - Class C           Edward D. Jones & Co. FAO           5.01%
                              Earl K. Rush
                              P.O. Box 2500
                              Maryland Heights, MO  63043

South Carolina                Janece Marsha Garrison             10.33%
                              1017 Stevens Greek Rd.
                              Unit K-211
                              Augusta, GA  30907

                              Joseph Cristopher Garrison         10.33%
                              1017 Stevens Greek Rd.
                              Unit K-211
                              Augusta, GA  30907

                              James C. McMillan                   8.96%
                              6 Rock Ledge Ct.
                              Banner Elk, NC  28604

                              J.C. Bradford & Co. Cust. FBO       6.38%
                              Ruth K. Keever
                              330 Commerce St.
                              Nashville, TN  37201

Tennessee - Class C           Prudential Securities FBO           5.74%
                              Raymond E. Terry & Amy Terry
                              Ten Com
                              P.O. Box 393
                              Pickwick Dam, TN 38365



FLAGSHIP ALABAMA DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Alabama Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


----------------------------------------------------------------------------
         Signature                  Signature                   Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

               o Lower operating costs from expanded distribution
               o Access to a wider range of investment products
               o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                  FLAGSHIP ALABAMA DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.



1.     To approve a new investment advisory agreement with Nuveen Advisor       FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |_|           |_|         |_|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

                                                                                FOR all                WITHHOLD all
                                                                                |-|                       |-|
7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean


8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|



FLAGSHIP COLORADO DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Colorado Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


----------------------------------------------------------------------------
       Signature                  Signature                    Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

             o     Lower operating costs from expanded distribution
             o     Access to a wider range of investment products
             o     Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

-----------------------------------------------------------------------------
                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                 FLAGSHIP COLORADO DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4.     To approve a change in the Fund's classification from "diversified"      |-|           |-|         |-|
       to "non-diversi- fied". Voted on only by the Colorado, Connecticut,
       Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING         |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean


8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|




FLAGSHIP CONNECTICUT DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Connecticut Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


----------------------------------------------------------------------------
       Signature                  Signature                     Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

               o Lower operating costs from expanded distribution
               o Access to a wider range of investment products
               o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                FLAGSHIP CONNECTICUT DOUBLE TAX EXEMPT FUND

         ONE DAYTON CENTRE, ONE SOUTH MAIN STREET, DAYTON, OH 45402

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3(A)-3(P), 4, 5, 6 AND 7.


1.     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH NUVEEN               FOR         AGAINST     ABSTAIN
       ADVISORY CORP. TO TAKE EFFECT UPON THE ACQUISITION OF FLAGSHIP           |-|           |-|         |-|
       RESOURCES INC. BY THE JOHN NUVEEN COMPANY.

2.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND THE               |-|           |-|         |-|
       TRANSACTIONS CONTEMPLATED THEREBY, THE NET EFFECT OF WHICH WOULD BE
       TO REORGANIZE THE FUND AS A NEW SERIES OF A NEWLY CREATED INVESTMENT
       COMPANY.

3.     TO APPROVE CERTAIN CHANGES TO THE TRUST'S INVESTMENT OBJECTIVE AND       |-|           |-|         |-|
       FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4.     To approve a change in the Fund's classification from "diversified"      |-|           |-|         |-|
       to "non-diversified". Voted on only by Colorado, Connecticut,
       Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.,   |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|




FLAGSHIP FLORIDA INTERMEDIATE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Florida Intermediate Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

----------------------------------------------------------------------------
     Signature                   Signature                   Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

             o Lower operating costs from expanded distribution
             o Access to a wider range of investment products
             o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR
PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.
-----------------------------------------------------------------------------

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
               FLAGSHIP FLORIDA INTERMEDIATE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.


1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean


8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|




FLAGSHIP GEORGIA DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Georgia Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


--------------------------------------------------------------------------
       Signature                 Signature                 Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

             o Lower operating costs from expanded distribution
             o Access to a wider range of investment products
             o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                  FLAGSHIP GEORGIA DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4.     To approve a change in the Fund's classification from "diversified"      |-|           |-|         |-|
       to "non-diversified". Voted on only by the Colorado, Connecticut,
       Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|



FLAGSHIP KANSAS TRIPLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Kansas Triple Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


---------------------------------------------------------------------------
       Signature                   Signature                 Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

             o Lower operating costs from expanded distribution
             o Access to a wider range of investment products
             o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                  FLAGSHIP KANSAS TRIPLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean



8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Kentucky Limited Term Municipal Bond Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


---------------------------------------------------------------------------
      Signature                    Signature                  Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

          o Lower operating costs from expanded distribution
          o Access to a wider range of investment products
          o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
            FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|



FLAGSHIP KENTUCKY TRIPLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Kentucky Triple Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


---------------------------------------------------------------------------
       Signature                  Signature                   Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

           o Lower operating costs from expanded distribution
           o Access to a wider range of investment products
           o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                 FLAGSHIP KENTUCKY TRIPLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Diversification
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.



7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|



FLAGSHIP LOUISIANA DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Louisiana Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


--------------------------------------------------------------------------
       Signature                Signature                 Date





A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

            o Lower operating costs from expanded distribution
            o Access to a wider range of investment products
            o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                 FLAGSHIP LOUISIANA DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4.     To approve a change in the Fund's classification from "diversified"      |-|           |-|         |-|
       to "non-diversified". Voted on only by the Colorado, Connecticut,
       Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.



7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|



FLAGSHIP MISSOURI DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Missouri Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


----------------------------------------------------------------------------
      Signature                  Signature                      Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

           o Lower operating costs from expanded distribution
           o Access to a wider range of investment products
           o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                 FLAGSHIP MISSOURI DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.


1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

 (A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
 (B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
 (C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
 (D) Borrowing             (J) Loans               (O)  Not Applicable
 (E) Pledges               (K) Short Sales and     (P)  Investment Companies
 (F) Senior Securities         Margin Purchases

4.     To approve a change in the Fund's classification from "diversified"      |-|           |-|         |-|
       to "non-diversified". Voted on only by the Colorado, Connecticut,
       Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR          AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|




FLAGSHIP NEW JERSEY INTERMEDIATE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship New Jersey Intermediate Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


--------------------------------------------------------------------------
      Signature                  Signature                    Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

          o     Lower operating costs from expanded distribution
          o     Access to a wider range of investment products
          o     Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
             FLAGSHIP NEW JERSEY INTERMEDIATE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean


8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_



FLAGSHIP NEW MEXICO DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship New Mexico Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


-------------------------------------------------------------------------
      Signature                 Signature                 Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

            o Lower operating costs from expanded distribution
            o Access to a wider range of investment products
            o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                FLAGSHIP NEW MEXICO DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP NORTH CAROLINA DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship North Carolina Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


--------------------------------------------------------------------------
      Signature                   Signature                 Date





A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

          o Lower operating costs from expanded distribution
          o Access to a wider range of investment products
          o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
              FLAGSHIP NORTH CAROLINA DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisor       FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4.     To approve a change in the Fund's classification from "diversified"      |-|           |-|         |-|
       to "non-diversified". Voted on only by the Colorado, Connecticut,
       Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP SOUTH CAROLINA DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship South Carolina Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


---------------------------------------------------------------------------
       Signature                 Signature                   Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

            o Lower operating costs from expanded distribution
            o Access to a wider range of investment products
            o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
              FLAGSHIP SOUTH CAROLINA DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP TENNESSEE DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Tennessee Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.



---------------------------------------------------------------------------
         Signature            Signature                       Date



A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

                  o      Lower operating costs from expanded distribution
                  o      Access to a wider range of investment products
                  o      Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                 FLAGSHIP TENNESSEE DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Diversification
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP WISCONSIN DOUBLE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Wisconsin Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


--------------------------------------------------------------------------
       Signature                 Signature                 Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

          o Lower operating costs from expanded distribution
          o Access to a wider range of investment products
          o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                 FLAGSHIP WISCONSIN DOUBLE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Not Applicable
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP ALL-AMERICAN TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship All-American Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


----------------------------------------------------------------------------
       Signature                  Signature                   Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

             o Lower operating costs from expanded distribution
             o Access to a wider range of investment products
             o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                   FLAGSHIP ALL-AMERICAN TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Diversification
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.      To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|


FLAGSHIP INTERMEDIATE TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Intermediate Double Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.



---------------------------------------------------------------------------
      Signature                  Signature                    Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

           o Lower operating costs from expanded distribution
           o Access to a wider range of investment products
           o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                   FLAGSHIP INTERMEDIATE TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

 (A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
 (B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
 (C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
 (D) Borrowing             (J) Loans               (O)  Diversification
 (E) Pledges               (K) Short Sales and     (P)  Investment Companies
 (F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean

8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|



FLAGSHIP LIMITED TERM TAX EXEMPT FUND

OF

FLAGSHIP TAX EXEMPT FUNDS TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of Flagship Limited Term Tax Exempt Fund (the "Series") of Flagship Tax Exempt Funds Trust (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope.

|_| Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


---------------------------------------------------------------------------
       Signature                    Signature                 Date




A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

            o Lower operating costs from expanded distribution
            o Access to a wider range of investment products
            o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                            1996 SPECIAL MEETING
                      FLAGSHIP TAX EXEMPT FUNDS TRUST
                   FLAGSHIP LIMITED TERM TAX EXEMPT FUND

         One Dayton Centre, One South Main Street, Dayton, OH 45402

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3(A)-3(P), 4, 5, 6 and 7.

1.     To approve a new investment advisory agreement with Nuveen Advisory      FOR         AGAINST     ABSTAIN
       Corp. to take effect upon the acquisition of Flagship Resources          |-|           |-|         |-|
       Inc. by The John Nuveen Company.

2.     To approve an Agreement and Plan of Reorganization and the               |-|           |-|         |-|
       transactions contemplated thereby, the net effect of which would be to reorganize the Fund as a new series of a newly created investment company.

3.     To approve certain changes to the Trust's investment objective and       |-|           |-|         |-|
       fundamental policies and investment restrictions. SHAREHOLDERS MAY
       VOTE AGAINST ANY PARTICULAR PROPOSED CHANGE BY STRIKING OUT SUCH
       PROPOSAL BELOW.

(A) Investment Objective  (G) Underwriting        (L)  Put and Call Options
(B) Investment Assets     (H) Real Estate         (M)  Industry Concentration
(C) Type of Securities    (I) Commodities         (N)  Affiliate Purchases
(D) Borrowing             (J) Loans               (O)  Diversification
(E) Pledges               (K) Short Sales and     (P)  Investment Companies
(F) Senior Securities         Margin Purchases

4. To approve a change in the Fund's classification from "diversified" to "non-diversified". Voted on only by the Colorado, Connecticut, Georgia, Louisiana, Missouri, and North Carolina Funds.

5.     To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.    |-|           |-|         |-|

6.     To approve an amendment to the Declaration of Trust to permit the        |-|           |-|         |-|
       election of one additional Trustee.

7.     To elect eight (8) Trustees to the Board of Trustees of the Fund.        FOR all                WITHHOLD all
       SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING        |-|                       |-|
       OUT THE NAME OF SUCH NOMINEE OR NOMINEES.

(A)  Robert P. Bremner     (C) Lawrence H. Brown       (E) Anne E. Impellizzeri    (G) Peter R. Sawers
(B)  William J. Schneider  (D) Timothy R. Schwertfeger (F) Margaret K. Rosenheim  (H) Anthony T. Dean


8.     To transact such other business as may properly come before the          FOR         AGAINST     ABSTAIN
       meeting or any adjournments thereof.                                     |_|           |_|         |_|
